UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☑ ☐	Preliminary Proxy Statement. Definitive Proxy Statement.	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.
Triangle Capital Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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(4)	Date filed:

3600 Glenwood Avenue, Suite 104
Raleigh, North Carolina 27612
(919) 719-4770
March [     ], 2008
Dear Stockholder:
          You are cordially invited to attend the 2008 Annual Meeting of stockholders to be held on Wednesday, May 7, 2008 at 9:00 a.m., Eastern Time, at 3600 Glenwood Avenue, Raleigh, North Carolina 27612.
          The notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. I will also report on the progress of the Company during the past year and answer stockholders’ questions.
          It is important that your shares be represented at the Annual Meeting. If you are unable to attend the meeting in person, I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided. Your vote is important.
Sincerely yours,
Garland S. Tucker, III
President & Chief Executive Officer

TRIANGLE CAPITAL CORPORATION
3600 Glenwood Avenue, Suite 104
Raleigh, North Carolina 27612
(919) 719-4770

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MAY 7, 2008

To the Stockholders of Triangle Capital Corporation:
          The 2008 Annual Meeting of Stockholders of Triangle Capital Corporation (the “Company”) will be held at 3600 Glenwood Avenue, Raleigh, North Carolina 27612, on Wednesday, May 7, 2008, at 9:00 a.m. (Eastern Time) for the following purposes:
1.	To elect eight directors to serve for one year and until their successors have been duly elected and qualified (Proposal No. 1);
2.	To approve the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan (Proposal No. 2);
3.	To approve a proposal to authorize the Company, pursuant to approval of its Board of Directors, to sell shares of its common stock during the next year at a price below the Company’s then current net asset value per share (Proposal No. 3);
4.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008 (Proposal No. 4); and

5.	To transact such other business as may properly come before the meeting.
          You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on March 3, 2008. Whether or not you expect to be present in person at the meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of the proxies by the Company.
By order of the Board of Directors,
Steven C. Lilly
Corporate Secretary
Raleigh, North Carolina
March [     ], 2008

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

TRIANGLE CAPITAL CORPORATION
3600 Glenwood Avenue, Suite 104
Raleigh, North Carolina 27612
(919) 719-4770

PROXY STATEMENT
2008 Annual Meeting of Stockholders

          This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Triangle Capital Corporation (the “Company”, “Triangle”, “we”, “us” or “our”) for use at our 2008 Annual Meeting of Stockholders to be held on Wednesday, May 7, 2008, at 9:00 a.m. at 3600 Glenwood Avenue, Raleigh, North Carolina 27612, and at any adjournments thereof (the “Annual Meeting”). This proxy statement, the accompanying proxy card and our annual report for the fiscal year ended December 31, 2007 are first being sent to stockholders on or about March [     ], 2008.
          We encourage you to vote your shares, either by voting in person at the meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, and we receive it in time for the meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.
INFORMATION ABOUT THE MEETING
When is the Annual Meeting?
The Annual Meeting will be held on Wednesday, May 7, 2008, at 9:00 a.m. (Eastern Time).
Where will the Annual Meeting be held?
The Annual Meeting will be held at 3600 Glenwood Avenue, Raleigh, North Carolina 27612.
What items will be voted on at the Annual Meeting?
There are four matters scheduled for a vote:
1.	To elect eight directors to serve for one year and until their successors have been duly elected and qualified (Proposal No. 1);
2.	To approve the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan (Proposal No. 2);
3.	To approve a proposal to authorize the Company, pursuant to approval of its Board of Directors, to sell shares of its common stock during the next year at a price below the Company’s then current net asset value per share (Proposal No. 3); and
4.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008 (Proposal No. 4).
          As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.
What are the Board of Directors’ recommendations?
Our Board of Directors recommends that you vote:

“FOR” the election of each of the eight nominees named herein to serve on the Board of Directors;
“FOR” the approval of the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan;
“FOR” the proposal to authorize the Company to sell shares of its common stock during the next year at a price below the Company’s then current net asset value per share; and
“FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.
Will Triangle’s directors be in attendance at the Annual Meeting?
          Triangle encourages, but does not require, its directors to attend annual meetings of stockholders. However, Triangle anticipates that all of its directors will attend the Annual Meeting.
INFORMATION ABOUT VOTING
Who is entitled to vote at the Annual Meeting?
          Only stockholders of record at the close of business on the record date, March 3, 2008, are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. As of the close of business on March 3, 2008, we had 6,803,863 shares of common stock outstanding.
          Stockholders of Record: Shares Registered in Your Name. If on March 3, 2008, your shares were registered directly in your name with Triangle’s transfer agent, Bank of New York Mellon, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
          Beneficial Owners: Shares Registered in the Name of a Broker or Bank. If on March 3, 2008, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.
How do I vote?
          You may either vote “FOR” all the nominees to the Board of Directors or you may withhold your vote for all nominees or for any nominee you specify. For each of the other matters to be voted on, you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are fairly simple:
          Stockholders of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.
•	To vote in person, come to the Annual Meeting, and we will give you a ballot when you arrive.

•	To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

          Beneficial Owners: Shares Registered in the Name of a Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Triangle. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.
How many votes do I have?
          On each matter to be voted upon, you have one vote for each share of common stock for which you are the stockholder of record as of March 3, 2008.
What if I return a proxy card but do not make specific choices?
          If you return a signed and dated proxy card without marking any voting selections, your shares will be voted: “FOR” the election of each of the eight nominees named herein to serve on the Board of Directors; “FOR” the approval of the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan; “FOR” the proposal to authorize the Company to sell shares of its common stock during the next year at a price below the Company’s then current net asset value per share; and “FOR” the ratification of the appointment of Ernst & Young LLP as Triangle’s independent registered public accounting firm for the fiscal year ending December 31, 2008.
          If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board of Directors or, if no recommendation is given, will vote your shares using his or her best judgment.
Can I change my vote after submitting my proxy card?
          Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
•	You may submit another properly completed proxy bearing a later date;

•	You may send a written notice that you are revoking your proxy to Triangle Capital Corporation, 3600 Glenwood Avenue, Suite 104, Raleigh, NC 27612, Attention: Steven C. Lilly, Corporate Secretary; or

•	You may attend the Annual Meeting and notify the election officials at the Annual Meeting that you wish to revoke your proxy and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
How are votes counted?
          Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and withheld votes, and, with respect to proposals other than the election of directors, “AGAINST,” “ABSTAIN” and broker non-votes. A broker non-vote occurs when a nominee, such as a broker or bank, holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

          If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. Please note that brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals, such as the proposal to approve the Company’s Amended and Restated 2007 Equity Incentive Plan and the proposal to allow the Company to issue shares of common stock below net asset value, but may vote their clients’ shares on other proposals.
          Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.
How many votes are needed to approve each proposal?
•	For Proposal No. 1, the election of the director nominees, the eight nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Votes withheld on the matter will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

•	To be approved, Proposal No. 2, the approval of the Company’s Amended and Restated 2007 Equity Incentive Plan, must receive “FOR” votes from the majority of shares present and entitled to vote either in person or by proxy.

•	To be approved, Proposal No. 3, the authorization to allow the Company to sell shares of its common stock during the next year at a price below the Company’s then current net asset value per share, must receive “FOR” votes from (1) a majority of the outstanding shares of common stock entitled to vote at the meeting and (2) a majority of the outstanding shares of common stock entitled to vote at the meeting which are not held by affiliated persons of the Company. With respect to Proposal No. 3 only, Section 2(a)(42) of the Investment Company Act of 1940, or the 1940 Act, defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) 50% of the outstanding voting securities of such company, whichever is less. Abstentions and broker non-votes will have the effect of a vote against this proposal.

•	To be approved, Proposal No. 4, the ratification of the appointment of Ernst & Young LLP as Triangle’s independent registered public accounting firm for the fiscal year ending December 31, 2008, must receive more votes in favor of ratification than votes cast against. However, the audit committee is not bound by a vote either for or against the proposal. The audit committee will consider a vote against the firm by the stockholders in selecting our independent registered public accounting firm in the future.
How many shares must be present to constitute a quorum for the Annual Meeting?
          A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On March 3, 2008, the record date, there were 6,803,863 shares outstanding and entitled to vote. Thus, 3,401,932 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.
          Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.
          If a quorum is not present at the meeting, or if a quorum is present but there are not enough votes to approve any of the proposals, the person named as chairman of the Annual Meeting may adjourn the meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s).
How can I find out the results of the voting at the Annual Meeting?

          Preliminary voting results will be announced at the Annual Meeting. Final results will be published in Triangle’s quarterly report on Form 10-Q for the second quarter of 2008.
ADDITIONAL INFORMATION
How and when may I submit a stockholder proposal for Triangle’s 2009 Annual Meeting?
          Our annual meeting of stockholders generally is held in April or May of each year. We will consider for inclusion in our proxy materials for the 2009 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices no later than December 2, 2008 and that comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Proposals must be sent to our Corporate Secretary at Triangle Capital Corporation, 3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina 27612.
          Pursuant to Triangle’s bylaws, stockholders wishing to submit proposals or director nominations that are not to be included in our proxy materials must have given timely notice thereof in writing to our Corporate Secretary. To be timely for the 2009 Annual Meeting of Stockholders, you must notify our Corporate Secretary, in writing, not later than the close of business on [                    ] [     ], 200[ ], nor earlier than the close of business on [                    ] [  ] 200[ ]. We also advise you to review Triangle’s bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event that we do not hold our 2009 Annual Meeting of Stockholders between [                    ] [  ], 2009 and [                    ] [  ], 2009. The Chairman of the 2009 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board of Directors for the 2009 Annual Meeting of Stockholders will confer discretionary voting authority with respect to (i) any proposal presented by a stockholder at that meeting for which Triangle has not been provided with timely notice and (ii) any proposal made in accordance with the Triangle’s bylaws, if the 2009 proxy statement briefly describes the matter and how management’s proxy holders intend to vote on it, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.
          If a stockholder is recommending a candidate to serve on the Board of Directors, the recommendation must include the information specified in Triangle’s bylaws, including the following:
•	the stockholder’s name and address, and the class, series and number of all shares of stock of Triangle which are owned beneficially by such stockholder;

•	to the extent known by such stockholder, the name and address of any other stockholder supporting such candidate;

•	the name, age, business address and residence address of such candidate proposed;

•	the class, series and number of shares of stock of Triangle which are owned beneficially and of record by such candidate and the date such shares were acquired and the investment intent of such acquisition;

•	whether such stockholder believes any such candidate is, or is not, an “interested person” of Triangle, as defined in the 1940 Act, as amended, and the rules promulgated thereunder and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of Triangle, to make such determinations;

•	a description of all arrangements or understandings between the stockholder and the proposed nominee and any other person or persons regarding the nomination;

•	the nominee’s written consent to being named in Triangle’s proxy statement as a nominee and to serving as a director if elected; and

•	all information regarding the nominee that would be required to be included in Triangle’s proxy statement by the rules of the SEC, including the nominee’s age, business experience for the past five years and any other directorships held by the nominee.
          If a stockholder proposes to bring any other business before the 2009 Annual Meeting, the proposal must include a description of the business desired to be brought before the meeting, the reasons for proposing such business at the meeting and any material interest or anticipated interest in such business of such stockholder and any person associated with such stockholder.
How can I obtain Triangle’s Annual Report on Form 10-K?
          A stockholders’ letter and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, which together constitutes our 2007 Annual Report to Stockholders, is being mailed along with this proxy statement. Our 2007 Annual Report is not incorporated into this proxy statement and shall not be considered proxy solicitation material.
          We will also mail to you without charge, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, as well as a copy of any exhibit specifically requested. Requests should be sent to: Corporate Secretary, Triangle Capital Corporation, 3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina 27612. A copy of our Annual Report on Form 10-K has also been filed with the SEC and may be accessed from the SEC’s homepage (www.sec.gov).
Who is paying for this proxy solicitation?
          We will pay for the entire cost of soliciting proxies. We are paying The Altman Group, Inc. a fee of approximately $7,500 plus out-of-pocket expenses to solicit proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
How many copies should I receive if I share an address with another stockholder?
          The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.
          Triangle and some brokers may be householding our proxy materials by delivering a single proxy statement and Annual Report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and Annual Report, or if you are receiving multiple copies of the proxy statement and Annual Report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to: Steven C. Lilly, Corporate Secretary, Triangle Capital Corporation, 3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina 27612, or by calling (919) 719-4770. In addition, Triangle will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
Whom should I contact if I have any questions?
          If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Steven C. Lilly c/o Triangle Capital Corporation, 3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina 27612, Telephone 919-719-4770 or by Fax: 919-719-4777.

PROPOSAL 1
ELECTION OF DIRECTORS
          Our Amended and Restated Bylaws (“Bylaws”) provide that our Board of Directors will be no less than one director and no greater than twelve directors. The number of directors is currently set at eight. Directors are elected for a term of one year each, with each director’s term of office expiring the following year. Directors serve until their successors are elected and qualified.
          Current directors Burgess, Dunwoody, Garrott, Goldstein, Lilly, Rich, Smith and Tucker have been nominated by our Board of Directors (upon the recommendation by our nominating and corporate governance committee) for election for a one-year term expiring in 2009. Each was initially elected as a director by the sole stockholder of the Company prior to our initial public offering in February 2007 to serve until our 2008 Annual Meeting. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between us and any such person. Each director has agreed to serve as a director if elected and has consented to be named as a nominee.
          A stockholder can vote for or withhold his or her vote from any or all of the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy for the election of all the nominees named below. If any of the nominees should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person or persons who are nominated as replacements. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve.
Information about the Nominees
          Certain information, as of March [___], 2008, with respect to each of the eight nominees for election at the meeting, all of whom currently serve as our directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each nominee holds, and the year in which each nominee became a director of the Company. Each director’s current term expires on May 7, 2008.
          Certain of our directors who are also officers of the Company may serve as directors of, or on the boards of managers of, certain of our portfolio companies. The business address of each nominee listed below is 3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina 27612.
Nominees for Directors
Interested Directors
Messrs. Tucker, Burgess and Lilly are interested persons as defined in the 1940 Act due to their positions as officers of the Company.

Name and Year
First Elected Director	Age	Background Information
Garland S. Tucker, III (2006)	60	Mr. Tucker currently serves as Chairman of our Board of Directors, Chief Executive Officer, and President and is a member of our investment committee. He also serves as Chairman of the Board of Triangle Mezzanine Fund LLLP, a wholly-owned consolidated subsidiary of Triangle Capital Corporation that has elected to be treated as a business development company, or BDC, under the 1940 Act (“Triangle Mezzanine Fund LLLP”). Mr. Tucker’s term as Chief Executive Officer and President ends on February 21, 2009 pursuant to his employment agreement with us. Prior to co-founding Triangle Capital Partners, LLC in 2000, Mr. Tucker and an outside investor group sold First Travelcorp, a corporate travel services company that he and the investors founded in 1991. For the two years preceding the founding of First Travelcorp, Mr. Tucker served as

Name and Year
First Elected Director	Age	Background Information
		Group Vice President, Chemical Bank, New York, with responsibility for southeastern corporate finance. Prior to Chemical Bank, Mr. Tucker spent a decade with Carolina Securities Corporation, serving as President and Chief Executive Officer until 1988. During his tenure, Carolina Securities Corporation was a member of the New York Stock Exchange, and Mr. Tucker served a term as President of the Mid-Atlantic Securities Industry Association. Mr. Tucker entered the securities business in 1975 with Investment Corporation of Virginia. He is a graduate of Washington & Lee University and Harvard Business School.

Brent P.W. Burgess (2006)	41	Mr. Burgess currently serves as our Chief Investment Officer and is a member of our Board of Directors and our investment committee. He also serves as a director of Triangle Mezzanine Fund LLLP. Mr. Burgess’ term as Chief Investment Officer ends on February 21, 2009 pursuant to his employment agreement with us. He previously served on the Board of Governors of the National Association of SBICs and is a past president of the Southern Regional Association of SBICs. Prior to joining Triangle Capital Partners, LLC, he was Vice President of an SBIC mezzanine fund known as Oberlin Capital. He began his private equity career in 1996 with Cherokee International Management, Raleigh, North Carolina, where he worked as an analyst and associate. He is a graduate of the University of Regina and Regent College, Vancouver.

Steven C. Lilly (2006)	38	Mr. Lilly currently serves as our Chief Financial Officer, Secretary, Treasurer and Chief Compliance Officer and is a member of our Board of Directors and our investment committee. He also serves as a director of Triangle Mezzanine Fund LLLP. Mr. Lilly’s term as Chief Financial Officer, Secretary, Treasurer and Chief Compliance Officer ends on February 21, 2009 pursuant to his employment agreement with us. Prior to joining Triangle Capital Partners in December, 2005, Mr. Lilly spent six and a half years with SpectraSite, Inc., which prior to its sale in August, 2005, was the third largest independent wireless tower company in the United States. At SpectraSite, Mr. Lilly served as Senior Vice President-Finance & Treasurer and Interim Chief Financial Officer. Prior to SpectraSite, Mr. Lilly was Vice President of the Media & Communications Group with First Union Capital Markets (now Wachovia Securities), specializing in arranging financings for high growth, financial sponsor driven companies across the media and telecommunications sector. Mr. Lilly is a graduate of Davidson College and has completed the executive education program at the University of North Carolina’s Kenan-Flagler School of Business.
Independent Directors
Messrs. Dunwoody, Garrott, Goldstein, Rich and Smith are considered independent for purposes of the 1940 Act.

Name and Year First
Elected Director	Age	Background Information
W. McComb Dunwoody (2007)	63	Mr. Dunwoody currently serves on our Board of Directors and is a member of our compensation committee. He also serves as a director of Triangle Mezzanine Fund LLLP. He is the founder of The Inverness Group Incorporated and a Managing Member of Inverness Management LLC, a private equity investment firm that specializes in management buyout transactions. Inverness is not a parent, subsidiary or other affiliate of Triangle. Prior to Inverness, Mr. Dunwoody began the Corporate Finance

Name and Year First
Elected Director	Age	Background Information
		Department of First City National Bank of Houston as a Senior Vice President. From 1968 to 1975, he worked in New York as an investment banker with The First Boston Corporation and Donaldson, Lufkin & Jenrette. Mr. Dunwoody currently serves on various corporate boards of directors and was formerly the Chairman of the Executive Committee of the Board of Directors of National-Oilwell, Inc. Mr. Dunwoody’s community involvement includes the co-founding of Imagine College, an education program serving over 5,000 inner-city students. He received an undergraduate degree in Business Administration from the University of Texas Honors Program.

Thomas M. Garrott, III (2007)	70	Mr. Garrott currently serves on our Board of Directors and is a member of our audit committee and our nominating and corporate governance committee. He also serves as a director of Triangle Mezzanine Fund LLLP. Mr. Garrott is the retired chairman and chief executive officer of National Commerce Financial, which has since merged into SunTrust Banks. Under Mr. Garrott’s leadership, NCF earned a national reputation for inventiveness in retail banking delivery systems, having pioneered successfully large-scale, in-store banking since the early 1980s. NCF was not, and Sun Trust is not, a parent, subsidiary or other affiliate of Triangle. Active in business and civic activities, Mr. Garrott currently serves on the Board of Directors of SunTrust Banks, Inc., as well as the Pension Benefit Guaranty Corporation Advisory Committee. In addition, he has served as chairman of the Memphis Area Chamber of Commerce and a member of the Wharton School executive board. Mr. Garrott has a strong interest in education as well, having served on the boards of various schools, including St. Mary’s School, The Hutchison School, Presbyterian Day School, The Baylor School and Rhodes College. He holds a bachelor’s degree in economics from Vanderbilt University and a Masters in Business Administration from the Wharton School of Finance at the University of Pennsylvania.

Benjamin S. Goldstein (2007)	52	Mr. Goldstein currently serves on our Board of Directors and is a member of our audit committee and our compensation committee. He also serves as a director of Triangle Mezzanine Fund LLLP. He is currently the President and co-founder of The Advisory Group, LLC, a real estate advisory, development and investment firm based in Cary, North Carolina. The Advisory Group is not a parent, subsidiary or other affiliate of Triangle. Mr. Goldstein is also active in his community, as he currently serves on the boards of the Wake Education Partnership, based in Raleigh, North Carolina, as well as Paragon Commercial Bank. Prior to co-founding The Advisory Group, Mr. Goldstein was President and Partner of Roanoke Properties, the developer of a residential resort real estate community on the Outer Banks of North Carolina, which had a build out value of over $300 million. He spent three years in the securities business, having been the Chief Financial Officer of Carolina Securities Corporation for one year, and later named to head the Carolina Securities Division of Thomson McKinnon Corporation, which had acquired Carolina Securities. He began his career at KPMG, where he worked with audit and consulting clients with an emphasis on the real estate industry. A native of North Carolina, Mr. Goldstein graduated from UNC-Chapel Hill with a degree in business.

Simon B. Rich, Jr. (2007)	63	Mr. Rich currently serves on our Board of Directors and is a member of our audit committee and our nominating and corporate governance committee. He also serves as a director of Triangle Mezzanine Fund LLLP. He retired in 2001 from his positions as Chief Executive Officer of Louis

Name and Year First
Elected Director	Age	Background Information
		Dreyfus Holding Co. and Chairman and Chief Executive Officer of Louis Dreyfus Natural Gas, two affiliated Delaware and Oklahoma companies, respectively, neither of which was a parent, subsidiary or other affiliate of Triangle. As CEO, Mr. Rich’s companies’ combined operations included roles such as oil refinery processing, petroleum product storage and distribution, natural gas production and distribution and the merchandising and distribution of electricity in North America and Europe, as well as the merchandising and processing of agricultural products in North America, South America and Europe. During Mr. Rich’s tenure, his companies successfully partnered with Electricite de France, creating EDF Trading, a company that currently dispatches France’s electric generation system. His work experience, which spans more than thirty years, includes all aspects of the energy and agriculture industries. His expertise involves private equity investments with an emphasis on sustainability in energy and agriculture. In addition to Mr. Rich’s career in the energy and agriculture industries, he currently serves as a trustee of Warren Wilson College and serves on the Board of Directors of Environmental Defense. Mr. Rich is also the former Chairman of the Board of Visitors of The Nicholas School of the Environment and Earth Sciences at Duke University, where he is now Emeritus and an adjunct instructor. Mr. Rich holds an undergraduate degree in Economics from Duke University.

Sherwood H. Smith, Jr. (2007)	73	Mr. Smith currently serves on our Board of Directors and is a member of our compensation committee and our nominating and corporate governance committee. He also serves as a director of Triangle Mezzanine Fund LLLP. He currently serves as a director of Franklin Street Partners, a privately held investment management firm in Chapel Hill, North Carolina. Mr. Smith is also active in his community, as he currently serves as a director and Vice Chairman of the Research Triangle Foundation and as a Trustee and Chairman of the Triangle Universities Center for Advanced Studies, Inc. Until 2000 he served as a director of Carolina Power & Light Company (now Progress Energy Corporation), a company for which he has also served as Chairman, President and Chief Executive Officer. In addition, Mr. Smith has served as a director of Wachovia Corporation, Nortel Networks, Springs Industries, and Northwestern Mutual Life Insurance Company (Trustee). Other than his current position as director, Mr. Smith has never been employed by a parent, subsidiary or other affiliate of Triangle. He has been a member of the Business Roundtable and The Business Council and has served as Chairman of the North Carolina Citizens for Business and Industry. Mr. Smith has both an undergraduate and law degree from the University of North Carolina at Chapel Hill.
The Board of Directors recommends that you vote “FOR” the election of the nominees named in this proxy statement.

DIRECTOR COMPENSATION
          Our directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act. The compensation table below sets forth compensation that we paid during the year ended December 31, 2007, to our independent directors. Our interested directors are not compensated for their service as Board members.

		Fees Earned
		or Paid in	All other
Name	Year	Cash($)	Compensation($)		Total($)
W. McComb Dunwoody	2007	$28,000	—		$28,000
Thomas M. Garrott, III	2007	$35,000	—		$35,000
Benjamin S. Goldstein	2007	$38,000	5,000	(1)	$42,000
Simon B. Rich, Jr.	2007	$38,000	5,000	(2)	$42,000
Sherwood H. Smith, Jr.	2007	$38,000	5,000	(3)	$42,000

(1)	Mr. Goldstein received $5,000 in 2007 for his services as our audit committee chairman.

(2)	Mr. Rich received $5,000 in 2007 for his services as our nominating and corporate governance committee chairman.

(3)	Mr. Smith received $5,000 in 2007 for his services as our compensation committee chairman.
     Director Fees
          In 2007, each of our directors who were not one of our employees or an employee of our subsidiaries earned an annual fee of $20,000 for services as a director, payable quarterly. Independent directors received a fee of $2,000 for each board meeting attended in person and $1,000 for each board meeting attended by conference telephone or similar communications equipment. Independent directors receive a fee of $1,000 for each committee meeting attended in person and $500 for each committee meeting attended by conference telephone or similar communication equipment. In addition, each committee chairman received an annual fee of $5,000. We reimbursed our independent directors for all reasonable direct out-of-pocket expenses incurred in connection with their service on the Board. Directors who are also our employees or employees of our subsidiaries did not receive compensation for their services as directors.
     Non-Employee Director Equity Compensation
          Our Board of Directors and sole stockholder approved Triangle’s 2007 Equity Incentive Plan , or the Original Plan, effective February 13, 2007, for the purpose of attracting and retaining the services of executive officers, directors and other key employees. The Original Plan authorized the issuance of up to 900,000 shares of Triangle’s common stock (subject to adjustment for certain capital events such as stock splits, reverse stock splits, reorganizations, stock dividends, and similar transactions). The Original Plan provided for awards to our officers, employees and directors in the form of stock options, stock appreciation rights, shares of restricted stock, restricted stock units, performance awards and other stock-based awards. The Original Plan was set to terminate on February 13, 2017, unless terminated sooner by our Board of Directors. During our fiscal year ended December 31, 2007, however, no equity incentive awards were granted under the Original Plan, in part due to certain 1940 Act restrictions which disallow the issuance of certain types of compensation to a business development company’s non-employee directors without having first obtained exemptive relief.
          In light of the aforementioned restrictions, we filed a request with the Securities and Exchange Commission (“SEC”) in 2007 for exemptive relief with respect to our ability to issue restricted stock to our employees and non-employee directors. On February 6, 2008, the Board voted to approve the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan, or the Amended and Restated Plan, and to recommend approval of the Amended and Restated Plan by stockholders, subject to an order from the SEC granting exemptive relief. On [___] [___], 2008, we received an order from the SEC authorizing such issuance of restricted stock to our employees and non-employee directors, subject to certain restrictions.

          Subject to approval of the Amended and Restated Plan by our stockholders, the Amended and Restated Plan provides that our non-employee directors will each receive an automatic grant of shares of restricted stock at the beginning of each one-year term of service on the Board, for which forfeiture restrictions will lapse one year from the grant date (i.e. grant after each annual meeting). The number of shares granted to each non-employee director will be the equivalent of $30,000 worth of shares taken at the market value at the close of the exchange on the date of grant. The grants of restricted stock to non-employee directors under the Amended and Restated Plan will be automatic and will not be changed without SEC approval.
          If approved by our stockholders, our Board will administer the Amended and Restated Plan and has the authority, subject to the provisions of the Amended and Restated Plan, to determine who will receive awards under the Amended and Restated Plan and the terms of such awards. Each grant of restricted stock will be approved by the required majority of our independent directors. In the event of a consolidation, merger, stock sale, a sale of all or substantially all of the Company’s assets, a dissolution or liquidation or other similar events (a “Change in Control”), the Board may specify in a restricted stock award agreement, at or after grant, or otherwise by resolution prior to a Change in Control, that all or a portion of the outstanding restricted stock awards shall vest, become immediately exercisable or payable and have all restrictions lifted upon a Change in Control.
          Our Board of Directors may delegate administration of the Amended and Restated Plan to a committee of three (3) or more members of our Board of Directors, comprised solely of the independent directors who are independent pursuant to the listing requirements of the Nasdaq Global Market. Our Board may abolish such committee at any time and revest in our Board the administration of the Amended and Restated Plan. If approved by our stockholders, our Board will administer the Amended and Restated Plan in a manner that is consistent with the applicable requirements of the Nasdaq Global Market.
EXECUTIVE OFFICERS
          As of March [___], 2008, we do not have any executive officers who are not directors of Triangle Capital Corporation. Our executive officers, Messrs. Tucker, Lilly and Burgess, serve as directors and executive officers of the Company, as well as directors, managers and/or officers of our wholly owned consolidated subsidiary, Triangle Mezzanine Fund LLLP.
CORPORATE GOVERNANCE
Director Independence
          In accordance with rules of the Nasdaq Global Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless our Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through the activities of our nominating and corporate governance committee and through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.
          In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the listing standards promulgated by the Nasdaq Global Market. Rule 4200(a)(15)(G) provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.
          The Board of Directors has determined that Messrs. Dunwoody, Garrott, Goldstein, Rich and Smith are independent and have no relationship with us, except as directors and stockholders. All of the members of our audit committee, compensation committee and nominating and corporate governance committee are independent as defined in Section 2(a)(19) of the 1940 Act.
Meetings of the Board of Directors and Committees
          During 2007, our Board of Directors held five board meetings. Our Board of Directors has established an audit committee, a compensation committee, a nominating and corporate governance committee and an investment committee. Each of the audit committee, compensation committee and nominating and corporate governance committee operates pursuant to a charter, each of which is available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com, and is also available in print to any stockholder who requests a copy. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served, with the exception of Mr. Dunwoody, who only attended 56%. Mr. Dunwoody attended four out of five board meetings, and one out of four compensation committee meetings. We expect each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of stockholders.
          We have designated Simon B. Rich, Jr. as the presiding director to preside at all executive sessions of non-employee directors. Executive sessions of non-employee directors are held at least quarterly. Stockholders may communicate with Mr. Rich by writing to: Board of Directors, Triangle Capital Corporation, 3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina 27612.
Audit Committee
          We have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The audit committee is responsible for selecting our independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with our independent registered public accounting firm, approving professional services provided by our independent registered public accounting firm, reviewing the independence of our independent registered public accounting firm, reviewing the integrity of the audits of the financial statements and reviewing the adequacy of our internal accounting controls. In addition, the audit committee is responsible for submitting to our Board of Directors, in good faith, the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available.
          Our Board of Directors adopted the Audit Committee Charter on January 31, 2007. The Audit Committee Charter is publicly available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com.
          The members of the audit committee are Messrs. Garrott, Goldstein and Rich, each of whom is independent for purposes of Section 2(a)(19) of the 1940 Act and the Nasdaq Global Market corporate governance listing standards. Mr. Goldstein serves as the chairman of the audit committee. Our Board of Directors has determined that Mr. Goldstein is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Exchange Act. Mr. Goldstein meets the current independence requirements of Rule 10A-3 of the Exchange Act, and, in addition, is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our audit committee held four meetings during 2007.
Compensation Committee
          The compensation committee is appointed by the Board to discharge its responsibilities relating to the compensation of our executive officers. The compensation committee has the responsibility for recommending appropriate compensation levels for our executive officers, evaluating and approving executive officer compensation plans, policies and programs, reviewing benefit plans for executive officers and other employees and producing an annual report on executive compensation for inclusion in our proxy statement. The Compensation Committee Charter is available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com.
          Members of our compensation committee review annually and approve goals and objectives relevant to our executive officers’ compensation, including annual performance objectives. They evaluate annually the performance of the chief executive officer and other executive officers, and recommend to the independent directors of the Board the compensation level for each such person based on this evaluation. They review on a periodic basis our executive compensation programs to determine whether they are properly coordinated and achieve their intended purposes. They review and recommend to the Board for approval any changes in incentive compensation plans and equity-based compensation plans. The members of the compensation committee review and approve all equity-based compensation plans of Triangle, whether or not final approval rests with the Company’s stockholders, and grant equity-based awards pursuant to such plans in compliance with the 1940 Act. They review and approve employment agreements and any special supplemental benefits or perquisites for our executive officers. They review broadly employee compensation strategies, including salary levels and ranges and employee fringe benefits, in conjunction with compensation consultants.
          In determining executive compensation levels for our executive officers, the compensation committee meets at least annually with management, and may meet with compensation consultants, in order to determine whether current methods of executive compensation are effective in achieving Triangle’s short and long term strategies. The compensation committee, in conjunction with a compensation consultant if necessary, will analyze the compensation of executive officers and directors of other BDCs in order to establish competitive compensation levels to attract and retain quality executive officers and investment professionals.
          The members of the compensation committee are Messrs. Dunwoody, Goldstein and Smith, each of whom is independent for purposes of Section 2(a)(19) the 1940 Act and the Nasdaq Global Market corporate governance listing standards. Mr. Smith serves as the chairman of the compensation committee. Our compensation committee held four meetings during 2007.
Nominating and Corporate Governance Committee
          The nominating and corporate governance committee is responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee’s policy is to consider nominees properly recommended by our stockholders in accordance with our charter, bylaws and applicable law. For more information on how our stockholders may recommend a nominee for a seat on our Board, see our answer to the question “How and when may I submit a stockholder proposal for Triangle’s 2009 Annual Meeting?” under “Additional Information” in this proxy statement.
          In considering possible candidates for nomination, the nominating and corporate governance committee will consider certain factors including whether the composition of the Board contains a majority of independent directors as determined by the Nasdaq Global Market standards and the 1940 Act, the candidate’s character and integrity, whether the candidate possesses an inquiring mind, vision and the ability to work well with others, conflicts of interest interfering with the proper performance of the responsibilities of a director, a candidate’s experience, whether the candidate has sufficient time to devote to the affairs of Triangle, including consistent attendance at Board and committee meetings and advance review of materials and whether each candidate can be trusted to act in the best interests of us and all of our stockholders.
          Our Board of Directors adopted the Nominating and Corporate Governance Committee Charter on January 31, 2007. The Nominating and Corporate Governance Committee Charter is publicly available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com.
          The members of the nominating and corporate governance committee are Messrs. Garrott, Rich and Smith, each of whom is independent for purposes of Section 2(a)(19) the 1940 Act and the Nasdaq Global Market corporate governance listing standards. Each nominee for election under Proposal I at the 2008 Annual Meeting was recommended by the members of the nominating and corporate governance committee to our Board of Directors, which approved such nominees. Mr. Rich serves as the chairman of the nominating and corporate governance committee. Our nominating and corporate governance committee held four meetings during 2007.
Investment Committee
          Our investment committee is responsible for all aspects of our investment process. The members of our investment committee are Garland S. Tucker, III, Brent P.W. Burgess, Steven C. Lilly, Tarlton H. Long and David F. Parker. Our investment committee generally meets once a week but also meets on an as needed basis depending on transaction volume. Our investment committee is involved in all significant stages of the investment process, including, origination, due diligence and underwriting, approval, documentation and closing, and portfolio management and investment monitoring.

Communication with the Board of Directors
          Stockholders with questions about Triangle Capital Corporation are encouraged to contact Steven C. Lilly, at 3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina 27612, (919) 719-4770. However, if stockholders feel their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to: Triangle Capital Corporation Board of Directors, c/o Corporate Secretary, 3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina 27612. In addition, stockholders may communicate with us by clicking “Contact IR” on the Investor Relations section of our website at the following URL: http://ir.tcap.com. All stockholder communications received by our corporate secretary in this manner will be delivered to one or more members of the Board of Directors.
Code of Ethics and Corporate Governance Guidelines
          We have adopted a code of ethics and corporate governance guidelines covering ethics and business conduct. These documents apply to our directors, officers and employees. Our code of ethics and corporate governance guidelines are available on the Investor Relations section of our website at the following URL: http://ir.tcap.com/governance.cfm. We will report any amendments to or waivers of a required provision of our code of ethics and corporate governance guidelines on our website or in a Current Report on Form 8-K.

COMPENSATION DISCUSSION AND ANALYSIS
General
          In 2007, our senior management team consisted of Garland S. Tucker, Brent P.W. Burgess, Steven C. Lilly, Tarlton H. Long and David F. Parker. Each of these executive officers entered into employment agreements with us and were compensated according to the terms of such agreements, which are described herein. We refer to these five officers in 2007 as the named executive officers, or “NEOs.”
          Our executive compensation program is designed to encourage our executive officers to think and act like stockholders of the Company. The structure of the NEOs’ employment agreements and our incentive compensation programs were designed to encourage and reward the following:
•	sourcing and pursuing attractively priced investment opportunities in all types of securities of lower middle market privately-held companies;

•	participating in comprehensive due diligence with respect to our investments;

•	ensuring we allocate capital in the most effective manner possible; and

•	working efficiently and developing relationships with other professionals.
          Our compensation committee reviewed and approved all of our compensation policies for 2007.
          As our first year of operation as a publicly traded BDC, 2007 represented a period of constant development and growth for us, and we worked to create an executive compensation program that would effectively achieve our desired objectives stated above. We intend to continue the process of aligning executive compensation and our goals in 2008.
          As a BDC, we must comply with the requirements of the 1940 Act. The 1940 Act imposes certain limitations on the structure of our compensation programs, including limitations on our ability to issue certain equity-based compensation to our employees and directors. We have requested an exemptive order from the SEC which, if granted, will permit us to issue restricted share awards as part of the compensation packages for our employees and directors. The SEC has responded to our request for exemptive relief, and we have revised our 2007 Equity Incentive Plan in accordance with the SEC’s comments. Our Board has approved the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan, or the Amended and Restated Plan, and if our stockholders approve it at our 2008 Annual Meeting, the Amended and Restated Plan will be effective as of May 7, 2008.
Executive Compensation Policy
          In 2007, we compensated our named executive officers, or NEOs, through a combination of base salary and cash bonuses. In the future, if our stockholders approve the Amended and Restated Plan, we will also compensate our NEOs with stock options and/or restricted shares of common stock, compensation designed to be competitive with comparable employers and to align management’s incentives with the long-term interests of our stockholders. In allocating among these elements the compensation committee believes that the compensation of our NEOs should be based predominately on company and individual performance.
     Overview
          Our performance-driven compensation policy consists of the following three components:
•	Base Salary;

•	Annual cash bonuses; and

•	Long-term compensation pursuant to our equity incentive plan.
     We designed, and in the future will design, each NEO’s compensation package to appropriately reward the NEO for his or her contribution to the Company. Our compensation philosophy has not historically been, and going forward will not be, a mechanical process, and our compensation committee will use its judgment and experience, working in conjunction with our chief executive officer, to determine the appropriate mix of compensation for each individual. Cash compensation consisting of base salary and discretionary cash bonuses tied to achievement of individual performance goals set by the compensation committee are intended to incentivize NEOs to remain with us in their roles and work hard to achieve our goals. Stock-based compensation in the form of stock options and/or restricted shares of common stock may be awarded based on individual performance expectations set by the compensation committee and, over time, on the NEO’s performance against those expectations. The mix of short-term and long-term compensation may be adjusted to reflect an individual’s need for current cash compensation and desire to retain his or her services.
     Establishing Compensation Levels
          Role of the Compensation Committee and Management.
          As set forth in the Compensation Committee Charter, its primary responsibility is to evaluate the compensation of our executive officers and assure that they are compensated effectively and in a manner consistent with our stated compensation objectives. The compensation committee also periodically reviews our corporate goals and objectives relevant to executive compensation, our executive compensation structure to ensure that it is designed to achieve the objectives of rewarding the company’s executive officers appropriately for their contributions to corporate growth and profitability and our other goals and objectives. At least annually, the compensation committee will evaluate the compensation of our executive officers and determine the amounts and individual elements of total compensation for executive officers consistent with our corporate goals and objectives and will communicate to stockholders the factors and criteria on which the executive officers’ compensation is based, including the relationship of our performance to the executive officers’ compensation. With respect to the compensation of our executive officers other than the chief executive officer, the committee works with the chief executive officer to conduct these reviews. The committee also periodically evaluates the terms and administration of our annual and long-term incentive plans, including equity compensation plans, to ensure that they are structured and administered in a manner consistent with our goals and objectives as to participation in such plans, target annual incentive awards, corporate financial goals, actual awards paid to executive officers, and total funds reserved for payment under the compensation plans.
          Assessment of Market Data
          To assess the competitiveness of our executive compensation levels, we developed a comparative group of BDCs and performed comprehensive analyses of competitive performance and compensation levels. Our analysis centered around key elements of compensation practices within the BDC industry in general and, more specifically, compensation practices at internally managed BDCs closer in asset size, typical investment size, typical investment type, market capitalization, and general business scope to our Company. Items we reviewed included, but were not necessarily limited to, base compensation, bonus compensation, option awards, restricted stock awards, and other compensation as detailed in public filings. In addition to actual levels of compensation, we also analyzed the approach other BDCs were taking with regard to their compensation practices. Items we reviewed included, but were not necessarily limited to, the use of employment agreements for certain employees, the targeted mix of cash and equity compensation, the use of third party compensation consultants, and certain corporate and executive performance measures established to achieve long term total return for shareholders.
          At the time our analysis was conducted, we were not yet a publicly traded company, but we compared our Company to others in our market based on our projected market capitalization post-initial public offering. Using this benchmark, we ranked below the median of the comparative group in market capitalization, below the median in net income, and in the lower quartile in assets and number of employees. Although each of the comparative companies is not exactly comparable in size, scope and operations, the compensation committee believes that they were the most relevant comparable companies available with disclosed executive compensation data, and they provide a good representation of competitive compensation levels for our executives. In general, our program was also more team-based than comparable companies’ programs, with less difference between our chief executive officer’s pay and the pay of our other executives.
          Assessment of Company Performance
          Alignment of a company’s business plans, its stockholders expectations and its employee compensation is an essential component of long term business success. Long term business success is in the interest of our stockholders and employees. We typically make three to seven year investments in privately held businesses. Our business plan involves taking on investment risk over an extended period of time, and a premium is placed on our ability to maintain stability of net asset values and continuity of earnings to pass through to stockholders in the form of recurring dividends. Our strategy is to generate income and capital gains from our portfolio of investments in the debt and equity securities of our customers. This income supports the payment of dividends to our stockholders. Therefore, a key element of our return to stockholders is in the form of current income through the payment of dividends. This recurring payout requires a methodical asset acquisition approach and active monitoring and management of our investment portfolio over time. A meaningful part of our employee base is dedicated to the maintenance of asset values and expansion of this recurring revenue to support and grow dividends.
          Compensation Determination
          We analyzed the competitiveness of the previously described components of compensation individually, as well as in total. Our comparative analysis indicated that in aggregate, our base salaries plus target bonuses resulted in total annual cash compensation significantly below the market median. We believe this is primarily due to the fact that our management team believed it was in the best interest of shareholders for the Company to minimize cash compensation expense, including cash compensation expense related to the service of our executive officers, during the early stages of the Company’s growth and development. As the Company grows and matures, we expect our compensation levels will, over time, more closely approximate the median of our peer group.
     Classes of Executive Compensation
          Base salary
          Base salary is used to recognize particularly the experience, skills, knowledge and responsibilities required of the executive officers in their roles. In establishing the 2007 base salaries of the NEOs, the compensation committee and management considered a number of factors including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual, the base salary of the individual prior to the formation of the Company, the assistance of each NEO in the initial public offering, or IPO, process and the number of well-qualified candidates available in our area. In addition, we considered the base salaries paid to comparably situated executive officers in other BDCs and other competitive market practices. We did not use compensation consultants in connection with determining 2007 base salaries or for any other purpose prior to the consummation of the IPO.
          The salaries of the NEOs are reviewed on an annual basis, as well as at the time of promotion or other changes in responsibilities. The leading factors in determining increases in salary level are relative cost of living and competitive pressures. During 2008, none of our NEOs received an increase in his base salary or target bonus.
          On February 21, 2007, we entered into employment agreements with Messrs. Tucker, Burgess, Lilly, Long and Parker. We believed these agreements were necessary to secure each executive’s services to the Company for one or two years, depending on the circumstances surrounding each NEO. In general, the agreements provide for the compensation of each NEO, as discussed above, payments to each executive upon various termination scenarios and contain certain restrictive covenants on competition and solicitation of our employees and clients.
          Pursuant to these agreements, each executive will receive compensation for termination due to death or disability, termination by us other than for cause, termination by the executive for good reason or termination upon a change in control. See “Employment Agreements” and “Potential Payments upon Termination or Change in Control” for additional information regarding the material terms of these agreements.

          Annual Cash Bonuses
          We pay annual cash bonuses to reward corporate and individual achievements for the prior fiscal year. We determined that annual cash bonuses will be based on the compensation committee’s discretionary assessment of the Company’s and the NEO’s performance, with input from the chief executive officer for NEOs other than himself. For 2007, NEOs were eligible for cash bonuses, ranging from 0% to 100% of their highest annual rate of base salary. In addition, during 2007, NEOs were eligible to receive bonus payments for certain tax gross-ups, expense reimbursements and other similar payments approved by the compensation committee. Performance achievements which were considered in the determination of cash bonuses for fiscal 2007 include individual performance and Company performance (based upon a comparison of actual performance to budgeted performance).
          Cash bonuses for 2007 were paid in February of 2008 and were typically determined as a percentage of each employee’s salary, based on individual performance and each employee’s level within the company. Our NEOs’ annual cash bonuses paid for performance in 2007 are disclosed in the bonus column of the Summary Compensation Table. All of our NEOs’ cash bonuses earned during 2007 were determined based on performance goals adopted by the compensation committee. All of our NEOs’ cash bonuses for 2007 were determined based on the compensation committee’s analysis of certain individual performance-based elements including how efficiently capital was deployed and the establishment of meaningful operational policies and procedures, including but not limited to, Sarbanes-Oxley compliance, portfolio valuation, portfolio monitoring processes, asset management processes and transaction monitoring processes. Because of the performance-based element of their cash bonuses, Messrs. Tucker, Burgess and Lilly’s bonuses are listed as non-equity incentive plan compensation.
     Long Term Incentive Compensation
               General
               Our Board of Directors has adopted the Amended and Restated Plan to provide stock-based awards as incentive compensation to our employees and non-employee directors. We are presenting the Amended and Restated Plan to our stockholders at our 2008 Annual Meeting for their approval. No stock options or restricted shares were granted to NEOs during 2007.
               Assuming we have obtained exemptive relief from the SEC regarding the Amended and Restated Plan, we expect to use stock-based awards to (i) attract and retain key employees, (ii) motivate our employees by means of performance-related incentives to achieve long-range performance goals, (iii) enable our employees to participate in our long-term growth and (iv) link our employees’ compensation to the long-term interests of our stockholders. The compensation committee has been delegated exclusive authority by our Board of Directors to select the persons to receive stock-based awards. At the time of each award granted to an employee, the compensation committee will determine the terms of the award in its sole discretion, including any performance period (or periods) and any performance objectives relating to the award.
               Options
               Our compensation committee may in its sole discretion (upon delegation by the Board) grant our employees options to purchase our common stock (including incentive stock options and non-qualified stock options). We expect that options granted by our compensation committee will represent a fixed number of shares of our common stock, will have an exercise, or strike, price equal to the fair market value of our common stock on the date of such grant, and will be exercisable, or “vested,” at some later time after grant. Upon any stock option grant, its exercise price will not be changed absent specific SEC approval that we may do so. The “fair market value” will be defined as either (i) the closing sales price of the our common stock on the Nasdaq Global Market, or any other such exchange on which the shares are traded, on such date, (ii) in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported or (iii) in the event there is no public market for the Shares on such date, the fair market value as determined, in good faith, by our Board in its sole discretion (which will in no event will be less than the net asset value of such shares of common stock on such date), and for purposes of a sale of a share of common stock as of any date, the actual sales price on that date. Some stock options granted by our compensation committee may vest simply by the holder remaining with the Company for a period of time, and some may vest based on our attaining certain individual performance levels. We anticipate that our options will be valued for financial reporting purposes using the Black Scholes valuation method, and charges to earnings will be taken over the relevant service period pursuant to FASB Statement No. 123R. We did not grant any stock options to our employees in 2007.
               Specific performance factors that the compensation committee may consider in determining the vesting of options may include individual employee performance objectives such as work ethic, business development, proficiency and overall contribution to the Company.
               Restricted Stock
               Generally BDCs, such as us, may not grant shares of their stock for services without an exemptive order from the SEC. In 2007, we filed a request with the SEC for exemptive relief with respect to our ability to issue restricted stock to our employees and non-employee directors. On February 6, 2008, the Board voted to approve the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan (the “Amended and Restated Plan”) and to recommend approval of the Amended and Restated Plan by stockholders, subject to an order from the SEC granting exemptive relief. On [___] [___], 2008, we received an order from the SEC authorizing such issuance of restricted stock to our employees and non-employee directors, subject to certain restrictions. We anticipate that, when restricted stock is granted, charges to earnings will be taken over the relevant service period pursuant to FASB Statement No. 123R. Since we did not receive this relief until [___] [___], 2008, however, we were unable to grant any restricted stock to our NEOs during 2007.
               If approved by our stockholders, the Amended and Restated Equity Incentive Plan would allow our Board (and compensation committee, after delegation of administrative duties) to grant shares of restricted stock. Each restricted stock award would be for a fixed number of shares as set forth in an award agreement between the grantee and us. Award agreements would set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights.
               Specific performance factors that the compensation committee may consider in determining the vesting of restricted stock may include individual employee performance objectives such as work ethic, proficiency and overall contribution to the Company.
               Based on the Board and compensation committee’s analysis, internal discussion and recent input from our third party compensation consultant, we believe the total compensation program for our NEOs appropriately balances cash and equity compensation and appropriately rewards short-term and long-term performance of the executive. Overall, we believe the program is reasonable, appropriate, and necessary.
     Change in Control and Severance
          Change in Control
          Upon termination of employment after a change of control, the NEOs may receive severance payments under their employment agreements entered into as of February 2007, and equity-based awards under our Amended and Restated Plan may vest and/or become immediately exercisable or salable.
          Upon specified covered transactions involving a change of control (as defined in the Amended and Restated Plan), all outstanding awards under the Amended and Restated Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants will be accelerated in full and then terminated to the extent not exercised prior to the covered transaction.
          Severance
          Under specified covered transactions involving a change in control (as defined in each NEO’s employment agreement entered into as of February 21, 2007), if an NEO terminates his employment with us within two years following such change in control, or if we terminate or give the NEO notice of non-renewal of the NEO’s employment within the two years commencing with a change in control, he will receive a severance package beginning on the date of termination. The severance package will include monthly payments equal to one-twelfth of (i) the NEO’s annual salary at that time plus (ii) the NEO’s bonus compensation as described in the employment agreement, and (iii) the Company will continue to provide the NEO with all of the benefits provided to him immediately prior to the termination, as described in the employment agreement. The severance package will continue to be in effect for either thirty-six months or eighteen months, depending upon the NEO’s position held in 2007.
          Additionally, a separate severance package exists in the event the NEO’s employment is terminated as a result of death or disability, or in the event that the Company terminates the NEO’s employment outside of the two-year period after a specified covered transaction involving a change in control. The same severance package referenced in the immediately preceding paragraph will be provided to the NEO, except that the severance package will only continue to be in effect for either twenty-four months or twelve months, depending upon the NEO’s position.
          Each NEO’s employment agreement also includes a right to allow the executive officer the opportunity to evaluate his position with the Company for a one month period beginning at the end of one year after a change in control has occurred, in order to determine whether at that time it would be in the best interests of the Company and the executive officer for the executive officer to continue serving in his then current position. If the NEO is dissatisfied with his responsibilities one year after the change in control has occurred, he may terminate his employment with the Company without good reason and still receive a severance package. The severance package will include monthly payments equal to one-twelfth of (i) the NEO’s annual salary at that time plus (ii) the NEO’s bonus compensation as described in the employment agreement, and (iii) the Company will continue to provide the NEO with all of the benefits provided to him immediately prior to the termination, as described in the employment agreement. The severance package will continue to be in effect for either thirty-six months or eighteen months, depending upon the NEO’s position held in 2007.
          Finally, if we fail to renew any NEO’s employment agreement outside of the two-year period after a specified covered transaction involving a change in control, any severance payment or benefit will be payable at the absolute discretion of the Board.
          The rationale behind providing a severance package in certain events was to attract talented executives who would be assured that they would not be financially injured if they physically relocated and/or left another job to join us but were forced out through no fault of their own and to ensure that our business would be operated and governed for our stockholders by a management team, and under the direction of a Board of Directors, who were not financially motivated to frustrate the execution of a change in control transaction. For more discussion regarding executive compensation in the event of a termination or change of control, please see the table entitled “2007 Potential Payments Upon Termination or Change in Control” and accompanying discussion.
     Tax and Accounting Considerations.
          Section 162(m) of the Internal Revenue Code of 1986 limits our deduction for federal income tax purposes to not more than $1 million of compensation paid to certain executive officers in a calendar year. Compensation above $1 million may be deducted if it is “performance-based compensation.” Our compensation committee has not yet established a policy for determining which forms of incentive compensation awarded to our executive officers should be designated to qualify as “performance-based compensation.” To maintain flexibility in compensating our executive officers in a manner designed to promote our objectives, the compensation committee has not adopted a policy that requires all compensation to be deductible. However, the compensation committee intends to evaluate the effects of the compensation limits of Section 162(m) on any compensation it proposes to grant, and the compensation committee intends to provide future compensation in a manner consistent with our best interests and those of our stockholders. In 2007, none of the named executive officers received compensation that would exceed the $1 million limit on deductibility.
          Although we have not yet awarded share-based awards to our employees, we intend, if our stockholders approve the Amended and Restated Plan, to account for share-based awards under the provisions of Statement of Financial Accounting Standards No. 123(R), Share-Based Payment, or FAS 123(R). FAS 123(R) establishes accounting for stock-based awards exchanged for goods or services. Accordingly, stock-based compensation cost is measured at grant date, based on the fair value of the awards, and is recognized as an expense ratably over the requisite service period. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.
          Conclusion
          Our compensation policies are designed to retain and motivate our NEOs and to ultimately reward them for outstanding performance. The retention and motivation of our NEOs should enable us to grow strategically and position ourselves competitively in our market.
COMPENSATION COMMITTEE REPORT
          The compensation committee determines the compensation for our executive officers and the amount of salary and bonus to be included in the compensation package for each of our executive officers. The compensation committee currently consists of Messrs. Dunwoody, Goldstein and Smith, all of whom are considered independent under the rules promulgated by the Nasdaq Global Market and are not “interested persons” of Triangle Capital Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940.
          The compensation committee of our Board of Directors has reviewed and discussed with management the information contained in the Compensation Discussion & Analysis section of this proxy statement and, based on their review and discussion, has recommended to our Board of Directors that the Compensation Discussion & Analysis be included in this proxy statement to be filed with the Securities and Exchange Commission.
The Compensation Committee:
W. McComb Dunwoody
Benjamin S. Goldstein
Sherwood H. Smith, Jr.
The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent specifically incorporated by reference therein.

EXECUTIVE OFFICER COMPENSATION
     Due to the fact that we consummated our initial public offering of common stock in February 2007, we did not compensate our executive officers in 2006, and we only have executive officer compensation data for a portion of 2007. The respective compensation of our named executive officers in 2007 was as follows:
Summary Compensation Table

		Base			All Other
Name and Principal Position	Year	Salary(1)	Bonus		Compensation(2)	Total

Garland S. Tucker III — Chief Executive Officer	2007	$231,875	$265,000		$18,277	$515,152
Brent P.W. Burgess — Chief Investment Officer	2007	$210,000	$240,000		$12,318	$462,318
Steven C. Lilly — Chief Financial Officer	2007	$210,000	$280,416	(3)	$11,488	$501,904
Tarlton H. Long — Managing Director	2007	$175,000	$0		$16,886	$191,886
David F. Parker — Managing Director	2007	$175,000	$0		$17,949	$192,949

(1)	Includes base salary paid from February 21, 2007 (date of consummation of our initial public offering) through December 31, 2007.

(2)	Includes benefits in the form of 401(k) contributions, health, life and disability insurance premiums paid by the Company in 2007.

(3)	Includes a tax gross-up bonus approved by the compensation committee.
Potential Payments upon Termination or Change in Control
          Under their employment agreements entered into as of February 21, 2007, each NEO was entitled to certain payments upon termination of employment or in the event of a change in control. The following table sets forth those potential payments with respect to each NEO in 2007. In providing the estimated potential payments, we have made the following general assumptions in all circumstances where applicable:
•	a change in control event has occurred and the date of termination is December 31, 2007;

•	the annual salary at the time of termination is as follows: Garland S. Tucker, III, $265,000; Brent P.W. Burgess, $240,000; Steven C. Lilly $240,000; Tarlton H. Long, $200,000; and David F. Parker, $200,000;

•	there is no unpaid bonus for the prior year;

•	there is no accrued and unpaid salary; and

•	there is no unpaid reimbursement for expenses incurred prior to the date of termination.

2007 Potential Payments upon Termination or Change in Control

			Within Two
			Years
			After			Thirteenth
		Outside Of	Change In			Month After
		Two Years	Control;			Change in
		After Change	Termination			Control;
		In Control;	w/o Cause or			Termination
		Termination	for Good			w/o Good
Name	Benefit	w/o Cause(3)	Reason(4)	Death	Disability	Reason(5)

Garland S. Tucker, III	Severance Pay(1)	$530,000	$795,000	$530,000	$530,000	$795,000
	Bonus Compensation(2)	$530,000	$795,000	$530,000	$530,000	$795,000

Brent P. W. Burgess	Severance Pay(1)	$480,000	$720,000	$480,000	$480,000	$720,000
	Bonus Compensation(2)	$480,000	$720,000	$480,000	$480,000	$720,000

Steven C. Lilly	Severance Pay(1)	$480,000	$720,000	$480,000	$480,000	$720,000
	Bonus Compensation(2)	$480,000	$720,000	$480,000	$480,000	$720,000

Tarlton H. Long	Severance Pay(1)	$200,000	$300,000	$200,000	$200,000	$300,000
	Bonus Compensation(2)	$200,000	$300,000	$200,000	$200,000	$300,000

David F. Parker	Severance Pay(1)	$200,000	$300,000	$200,000	$200,000	$300,000
	Bonus Compensation(2)	$200,000	$300,000	$200,000	$200,000	$300,000

(1)	Severance pay includes an employee’s annual salary and applicable multiple thereof paid monthly beginning at the time of termination, plus the employee’s benefits in the form of medical, health or other employee welfare benefit plan adopted by us.

(2)	Bonus compensation will at most be equal to 100% of an employee’s annual salary, multiplied by the number of years in which the employee is eligible to receive severance pay as defined above.

(3)	Change in control is defined in each employee’s employment agreement with Triangle Capital Corporation.

(4)	Good Reason is defined in each employee’s employment agreement with Triangle Capital Corporation.

(5)	The intent of this particular provision in each of our 2007 executive officers’ employment agreements was to allow the executive officer the opportunity to evaluate his position with the Company one year after a change in control has occurred, in order to determine whether at that time it would be in the best interests of the Company and the executive officer for the executive officer to continue serving in his then current position.
          Under specified covered transactions involving a change in control, if an NEO terminates his employment with us within two years following such change in control, or if we terminate or give the NEO notice of non-renewal of the NEO’s employment within the two years commencing with a change in control, he will receive a severance package beginning on the date of termination. The severance package will include monthly payments equal to one-twelfth of (i) the NEO’s annual salary at that time plus (ii) the NEO’s bonus compensation as described in the employment agreement, and (iii) the Company will continue to provide the NEO with all of the benefits provided to him immediately prior to the termination, as described in the employment agreement. The severance package will continue to be in effect for either thirty-six months or eighteen months, depending upon the NEO’s position held in 2007.
          In addition, a separate severance package exists in the event the NEO’s employment is terminated as a result of death or disability, or in the event that the Company terminates the NEO’s employment outside of the two-year period after a specified covered transaction involving a change in control. The same severance package referenced in the immediately preceding paragraph will be provided to the NEO, except that the severance package will only continue to be in effect for either twenty-four months or twelve months, depending upon the NEO’s position.
          Each NEO’s employment agreement also includes a right to allow the executive officer the opportunity to evaluate his position with the Company for a one month period beginning at the end of one year after a change in control has occurred, in order to determine whether at that time it would be in the best interests of the Company and the executive officer for the executive officer to continue serving in his then current position. If the NEO is dissatisfied with his responsibilities under the management after the change in control has occurred, he may terminate his employment with the Company without good reason and still receive a severance package. The severance package will include monthly payments equal to one-twelfth of (i) the NEO’s annual salary at that time plus (ii) the NEO’s bonus compensation as described in the employment agreement, and (iii) the Company will continue to provide the NEO with all of the benefits provided to him immediately prior to the termination, as described in the employment agreement. The severance package will continue to be in effect for either thirty-six months or eighteen months, depending upon the NEO’s position held in 2007.
          Finally, if we fail to renew any NEO’s employment agreement outside of the two-year period after a specified covered transaction involving a change in control, any severance payment or benefit will be payable at the absolute discretion of the Board.
Employment Agreements
     Upon consummation of our IPO, we entered into employment agreements with Messrs. Tucker, Burgess, and Lilly that provide for a two year term. The initial base salary under the employment agreements for Messrs. Tucker, Burgess, and Lilly is $265,000, $240,000, and $240,000, respectively. Upon consummation of our IPO, we entered into employment agreements with Messrs. Long and Parker that provided for a one year term. The base salary under the employment agreements for Messrs. Long and Parker was $200,000. Under each employment agreement our Board of Directors has the right to increase the base salary of each of our executive officers during the term of the employment agreements and also to decrease it if certain conditions are satisfied. Messrs. Long and Parker’s one year agreements expired on February 21, 2008. Messrs. Long and Parker will continue to be employed by us as investment professionals on an at-will basis.
     In addition, in 2007, each executive officer was entitled to receive an annual bonus of up to a maximum of 100% of the executive officer’s 2007 base salary for achieving certain performance objectives, unless the compensation committee determines that special circumstances exist warranting a greater amount. The compensation committee of the Board of Directors established such performance objectives, as well as the bonus awarded to each executive officer.
Compensation Plans
Equity Incentive Plan
          Our Board of Directors and sole stockholder approved Triangle’s 2007 Equity Incentive Plan (the “Original Plan”) effective February 13, 2007, for the purpose of attracting and retaining the services of executive officers, directors and other key employees. The Original Plan authorized the issuance of up to 900,000 shares of Triangle’s common stock (subject to adjustment for certain capital events such as stock splits, reverse stock splits, reorganizations, stock dividends, and similar transactions). The Original Plan provided for awards to our officers, employees and directors in the form of stock options, stock appreciation rights, shares of restricted stock, restricted stock units, performance awards and other stock-based awards. The Original Plan was set to terminate on February 13, 2017, unless terminated sooner by our Board of Directors. During our fiscal year ended December 31, 2007, however, no options, restricted stock or other equity incentive awards were granted under the Original Plan, in part due to certain 1940 Act restrictions which disallow the issuance of certain types of compensation to a business development company’s non-employee directors without having first obtained exemptive relief.
          In light of the aforementioned restrictions, we filed a request with the Securities and Exchange Commission, or SEC, in 2007 for exemptive relief with respect to our ability to issue restricted stock to our employees and non-employee directors. On February 6, 2008, the Board voted to approve the Amended and Restated Plan and to recommend approval of the Amended and Restated Plan by stockholders, subject to an order from the SEC granting exemptive relief. On [________] [___], 2008, we received an order from the SEC authorizing such issuance of restricted stock to our employees and directors, subject to certain restrictions.
          Subject to approval of the Amended and Restated Plan by our stockholders, the Amended and Restated Plan provides that we may issue restricted stock to employees and non-employee directors consistent with such terms and conditions as the Board shall deem appropriate. The Board will determine the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Such grants of restricted stock shall not be transferable other than by will or by the laws of descent and distribution.

          In addition, subject to approval by stockholders, the Amended and Restated Plan provides that we may grant options to our employees, which would entitle the optionee, upon exercise, to purchase shares of our common stock at a specified exercise price per share. Options must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant, subject to forfeiture provisions as determined by the Board. The exercise price of any option would remain fixed unless and until the SEC granted an order providing relief for the Board to do so.
          If approved by our stockholders, our Board will administer the Amended and Restated Plan and has the authority, subject to the provisions of the Amended and Restated Plan, to determine who will receive awards under the Amended and Restated Plan and the terms of such awards. Each grant of restricted stock will be approved by the required majority of our independent directors. In the event of a consolidation, merger, stock sale, a sale of all or substantially all of the Company’s assets, a dissolution or liquidation or other similar events (a “Change in Control”), the Board may specify in an option or restricted stock award agreement, at or after grant, or otherwise by resolution prior to a Change in Control, that all or a portion of the outstanding option or restricted stock award shall vest, become immediately exercisable or payable and have all restrictions lifted upon a Change in Control.
          Our Board of Directors may delegate administration of the Amended and Restated Plan to a committee of three (3) or more members of our Board of Directors, comprised solely of the independent directors who are independent pursuant to the listing requirements of the Nasdaq Global Market. Our Board may abolish such committee at any time and revest in our Board the administration of the Amended and Restated Plan. If approved by our stockholders, our Board will administer the Amended and Restated Plan in a manner that is consistent with the applicable requirements of the Nasdaq Global Market.
401(k) Plan
          In 2007, we maintained a 401(k) plan in which all full-time employees who were at least 21 years of age were eligible to participate. Effective in 2008, only full-time employees who are at least 21 years of age and have 90 days of service are eligible to participate and receive certain employer contributions. Eligible employees have the opportunity to contribute their compensation on a pretax salary basis into the 401(k) plan up to $15,500 for the plan year, and to direct the investment of these contributions. Plan participants who reach the age of 50 prior to or during the plan year are eligible to defer up to an additional $5,000 for the plan year.
Compensation Committee Interlocks and Insider Participation
          All members of our compensation committee (Messrs. Dunwoody, Goldstein and Smith) are independent directors and none of the members are present or past employees of the Company. No member of the compensation committee: (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Exchange Act; (ii) is an executive officer of another entity, at which one of our executive officers serves on the compensation committee; or (iii) is an executive officer of another entity, at which one of our executive officers serves on the board of directors.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
          The following table sets forth information with respect to the beneficial ownership of our common stock as of March 3, 2008, by each of our executive officers and independent directors and all of our directors and executive officers as a group. As of March 3, 2008, we are not aware of any 5% beneficial owners.
          Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 3, 2008. Percentage of beneficial ownership is based on 6,803,863 shares of common stock outstanding as of March 3, 2008. The business address of each person below is 3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina 27612.

Number of Shares
	Beneficially	Percentage of
Name of Beneficial Owner	Owned(1)	Class(2)
Executive Officers:
Garland S. Tucker, III(3)
Brent P. W. Burgess
Steven C. Lilly
Tarlton H. Long(4)(5)
David F. Parker(4)(6)
Independent Directors:
W. McComb Dunwoody
Thomas M. Garrott, III(7)
Benjamin S. Goldstein
Simon B. Rich, Jr(8)
Sherwood H. Smith, Jr.
All Directors and Officers as a Group

*	Less than 1.0%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

(2)	Based on a total of 6,803,863 shares issued and outstanding as of March 3, 2008.

(3)	Includes [___] shares held by Mr. Tucker’s wife and [___] shares held by Triangle Capital Partners, LLC, a limited liability company in which Mr. Tucker owns 27.5%.

(4)	As of January 1, 2008, Messrs. Long and Parker are no longer executive officers of our Company, although they are still employed by us as investment professionals.

(5)	Includes [___] shares held by Triangle Capital Partners, LLC, a limited liability company in which Mr. Long owns 28.0%.

(6)	Includes [___] shares held by Triangle Capital Partners, LLC, a limited liability company in which Mr. Parker owns 28.0%.

(7)	Includes [___] shares held by Mr. Garrott’s wife and [___] shares held by the Thomas M. Garrott Foundation Charitable Trust dated December 30, 1995.

(8)	Includes [___] shares held by Mr. Rich’s wife.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
          Pursuant to Section 16(a) of the Exchange Act, our directors and executive officers, and any persons holding 10% or more of our common stock, are required to report their beneficial ownership and any changes therein to the SEC and to us. Specific due dates for those reports have been established, and we are required to report herein any failure to file such reports by those due dates. Based solely on our review of those forms and certain written representations from reporting persons, we believe that in 2007, our reporting persons were in compliance with applicable filing requirements, other than (i) Messrs. Tucker, Long and Parker, who each filed a late Form 4 on November 19, 2007 because each inadvertently failed to file a Form 4 with regard to two transactions involving a limited liability company in which each is a member, (ii) Mr. Dunwoody, who filed a late Form 4/A on February 27, 2007 due to his inadvertent omission of certain shares beneficially owned on his initial Form 4, (iii) Mr. Smith, who filed a Form 4 on September 21, 2007 reporting two late transactions and (iv) C. Robert Knox, Jr., who filed a late Form 3 on February 13, 2008. Mr. Knox reported his only transaction during 2007 on a Form 5 filed on February 13, 2008.

PROPOSAL 2
APPROVAL OF TRIANGLE CAPITAL CORPORATION
AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
          Our Board and executive management believe that, because the market for investment professionals is highly competitive, our successful performance depends on our ability to offer fair compensation packages to our professionals that are competitive with those offered by other specialty finance companies. The highly specialized nature of our business, the competitiveness of our market and the skills and importance of our employees make retention even more critical. The ability to offer equity-based compensation to our professionals, which both aligns employee behavior with stockholder interests and provides a retention tool, is vital to our future growth and success.
          The Board recommends approval of Proposal 2 for the amendment and restatement of the Triangle Capital Corporation 2007 Equity Incentive Plan, to provide for the periodic issuance of both options and shares of restricted stock to our employees and employees of our wholly-owned consolidated subsidiaries, as well as for our non-employee directors (the “Triangle Capital Corporation 2007 Amended and Restated Equity Incentive Plan” or the “Amended and Restated Plan”). With the addition of the ability to issue restricted stock, we believe that the Amended and Restated Plan would enable us to offer our employees and directors compensation packages that are more competitive with those offered by our competitors and other investment management businesses, while also requiring less cash compensation. This will enhance our ability to hire and retain key senior management and other key personnel while at the same time preserving our cash for making new investments. Ultimately, our ability to (1) identify investment opportunities in the marketplace, (2) make successful investments in and loans to our portfolio companies, and (3) provide managerial assistance to our portfolio companies, is highly dependent upon the abilities, performance records and reputations of our personnel.
Use of Restricted Stock
          We believe that the particular characteristics of our business, our dependence on key personnel to conduct our business effectively and the highly competitive environment in which we operate require the use of equity-based compensation for our personnel. Retention and recruitment of highly qualified investment professionals and managers is vital to the future success and growth of our business and is in the best interests of our stockholders. Appropriate compensation plans that support our objectives and align the interests of stockholders and employees are essential to long term success in the finance business in general and critical to our business in particular. Most leading asset management, private equity and commercial finance firms in the United States provide equity-based compensation in one form or another.
          We believe that the most appropriate form of equity-based compensation that we can offer is restricted stock. Relative to other forms of equity-based compensation, restricted stock will allow us to align our business plan, stockholder interests and employee interests and to match the expectations for the business more closely with our equity-based compensation plan. We believe that restricted stock has a clear and meaningful benefit to our stockholders and our business prospects.
Aligning our Business Plan, Stockholder Interests, and Employee Interests
          Alignment of a company’s business plan, stockholders’ interests and employee interests is an essential component of long term business success. Long-term business success is in the interest of our stockholders and employees. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity-related investments. As a taxpayer that intends to elect to be regulated as a regulated investment company under Subchapter M of the Internal Revenue Code, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. Therefore, a key element of our return to stockholders is in the form of current income through the payment of dividends. This recurring payout requires a methodical asset acquisition approach and active monitoring and management of the investment portfolio over time. It also limits the appreciation in stock price that would otherwise be expected if any earnings were not paid out as dividends, and therefore makes options not as attractive as other incentive mechanisms, as options do not benefit from dividends and rely solely on stock appreciation for further value.

          We believe that restricted stock motivates behavior that is more consistent with the type of return expectations that we have established for our stockholders. Our strategy is to originate debt and equity assets. Further, our business plan is to execute an accumulation of debt or equity securities that have a risk-based pricing premium relative to similar securities. To this end, restricted stock places more value on the quality of originated assets over the quantity of originated assets, and thus, restricted stock is a better compensation tool for us to align employee interests with stockholder interests. Shares of restricted stock that are subject to forfeiture provisions will allow us to set objectives and provide meaningful rewards over time to employees who effectuate the targeted outcome of income and principal stability. We believe that the issuance of restricted stock permits us to provide long-term incentives to attract experienced business professionals who might otherwise elect to become employed with private equity, mezzanine lenders, venture capital firms or hedge funds.
          On [________] [___], 2008, we received an order from the SEC authorizing the issuance of restricted stock to our employees and non-employee directors. Awards of restricted stock will comply with all aspects of the order, including the following:
•	Each issuance of restricted stock will be approved by a required majority of the Company’s non-employee directors on the basis that such issuance is in the best interests of the Company and its stockholders;

•	The maximum amount of shares of restricted stock that may be issued under the Amended and Restated Plan will be 10% of the Company’s outstanding stock on the effective date of the Amended and Restated Plan plus 10% of the number of shares of the Company’s common stock issued or delivered during the term of the Amended and Restated Plan;

•	The restricted stock will be subject to the additional limitations on equity compensation discussed below; and

•	The Board of Directors will review the Amended and Restated Plan at least annually.
The Board of Directors recommends a vote “FOR” the approval of the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan.
          Summary of the Amended and Restated Plan
          On February 6, 2008, the Board voted to approve the Amended and Restated Plan and to recommend approval of the Amended and Restated Plan by stockholders. The following is a summary of the material features of the Amended and Restated Plan as it will be in effect following approval by the stockholders. It may not contain all of the information important to you. You are encouraged to read the entire Amended and Restated Plan as proposed to be amended, a copy of which appears as Annex A to this proxy statement.
          Effective Date. If adopted by stockholders, the Amended and Restated Plan will be effective immediately upon such approval by the stockholders.
          Purpose and Effect of Amendment and Restatement of the Triangle Capital Corporation 2007 Equity Incentive Plan. Stockholders are being requested to consider and approve the amendment and restatement of the Triangle Capital Corporation 2007 Equity Incentive Plan. The Amended and Restated Plan includes provisions allowing the issuance of restricted stock to all key employees and directors. Approximately seventeen individuals will be eligible to participate in the Amended and Restated Plan. Restricted stock refers to an award of stock that is subject to forfeiture restrictions and may not be transferred until such restrictions have lapsed. The Amended and Restated Plan will also continue to allow us to issue options to our employees and employee directors, although we did not issue any such options during 2007. We may not issue any options to our non-employee directors under the Amended and Restated Plan unless and until we receive an exemptive order from the SEC or written confirmation from the staff of the SEC that we may do so.

          Participation. Under the Amended and Restated Plan, up to 900,000 shares of our common stock are authorized for issuance. Participants in the Amended and Restated Plan (“Participants”) who are employees and employee directors may receive awards of options to purchase shares of common stock or grants of restricted stock, as determined by the Board. Participants who are non-employee directors may receive awards of restricted stock in accordance with certain parameters as discussed below under “Restricted Stock as to Non-Employee Directors”. The basis of such participation is to provide incentives to our employees and directors in order to attract and retain the services of qualified professionals.
          Options. Options granted under the Amended and Restated Plan (the “Options”) entitle the optionee, upon exercise, to purchase shares of common stock at a specified exercise price per share. Options must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant, subject to forfeiture provisions as determined by the Board.
          Restricted Stock as to Employees and Employee Directors. The Amended and Restated Plan permits the issuance of restricted stock to employees and employee directors consistent with such terms and conditions as the Board shall deem appropriate. The Board will determine the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Such grants of restricted stock shall not be transferable other than by will or by the laws of descent and distribution.
          Restricted Stock as to Non-Employee Directors. Subject to approval by our stockholders, the Amended and Restated Plan will provide that our non-employee directors will each receive an automatic grant of shares of restricted stock at the beginning of each one-year term of service on the Board, for which forfeiture restrictions will lapse one year from the grant date. The number of shares granted to each non-employee director will be the equivalent of $30,000 worth of shares taken at the market value at the close of the exchange on the date of grant. The grants of restricted stock to non-employee directors under the Amended and Restated Plan will be automatic and will not be changed without SEC approval.
          Limitations on Awards of Options, Restricted Stock or Warrants. There are limits on the number of shares of restricted stock that can be issued under the Amended and Restated Plan. The Amended and Restated Plan limits the combined maximum amount of restricted stock that may be issued to 10% of the outstanding shares of our stock on the effective date (i.e. the date of stockholder approval) of the Amended and Restated Plan plus 10% of the number of shares of stock issued or delivered by the Company during the terms of the Amended and Restated Plan. The proposed amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the Amended and Restated Plan. Further, the amount of voting securities that would result from the exercise of all our outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Amended and Restated Plan, at the time of issuance shall not exceed 25% of our outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of our outstanding warrants, options and rights issued to our directors, officers and employees, together with any restricted stock issued pursuant to the Amended and Restated Plan, would exceed 15% of our outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Amended and Restated Plan, at the time of issuance shall not exceed 20% of our outstanding voting securities. These limitations did not exist in the Original Plan.
          Transfer/Termination Date. Unless sooner terminated by the Board, the Amended and Restated Plan will terminate on the tenth anniversary of its adoption, and no additional awards may be made under the Amended and Restated Plan after that date. The Amended and Restated Plan provides that all awards granted under such plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act applicable to the Company.
          Material Differences between Original Plan and Amended and Restated Plan. A few material differences exist between the Original Plan and the Amended and Restated Plan that have not previously been discussed. Under the Original Plan, any employee, director, consultant, or any other person to whom the Company wanted to give an award was eligible to receive equity incentives. Under the New Plan, only employees or directors of the Company and its wholly-owned consolidated subsidiaries may receive equity incentive awards. Under the Original Plan, participants could receive options, stock appreciation rights, restricted share awards, restricted share units, performance awards and “other stock based awards.” Under the Amended and Restated Plan, participants may only receive stock options and restricted share awards. Under the Original Plan, an option’s strike price could have been changed by our Board of Directors. The Amended and Restated Plan requires that the strike price of an option may not be changed once granted unless the Company has obtained specific relief from the SEC to do so. Under the Prior Plan, performance awards were available to employees and directors if the Company achieved certain economic metrics such as annual EBITDA, debt reduction, earnings per share, etc. Under the Original Plan, participants could receive both dividends and dividend equivalent rights. Under the Amended and Restated Plan, participants can only receive actual dividends; dividend equivalent rights have been removed.
          Administration. Our Board of Directors administers the Amended and Restated Plan and has the authority, subject to the provisions of the Amended and Restated Plan, to determine who will receive awards under the Amended and Restated Plan and the terms of such awards. Our Board has the authority to adjust the number of shares available for awards, the number of shares subject to outstanding awards and the exercise price for awards; provided, however, that the exercise price of options granted under the Amended and Restated Plan will not be adjusted unless we first receive an exemptive order from the SEC or written confirmation from the staff of the SEC that we may do so.
          The Board may delegate administration of the Amended and Restated Plan to a committee or committees of three or more members of the Board. If administration is delegated to such a committee, the committee shall have, in connection with the administration of the Amended and Restated Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the committee is authorized to exercise. The Board may abolish the committee at any time and revest in the Board the administration of the Amended and Restated Plan.
          In the event of a consolidation, merger, stock sale, a sale of all or substantially all of the Company’s assets, a dissolution or liquidation or other similar events (a “Change in Control”), the Board may specify in an option or restricted stock award agreement, at or after grant, or otherwise by resolution prior to a Change in Control, that all or a portion of the outstanding option or restricted stock award shall vest, become immediately exercisable or payable and have all restrictions lifted upon a Change in Control.
          Awards under the Amended and Restated Plan will be granted to our executive officers and other employees as determined by our Board at the time of each issuance. If the Amended and Restated Plan is approved by stockholders, we expect to grant the following awards:
Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan(1)

	Dollar Value of	Dollar Value of
Name	Options(2)	Restricted Stock(3)
Garland S. Tucker, III(4)	—	—
Brent P.W. Burgess(4)	—	—
Steven C. Lilly(4)	—	—
W. McComb Dunwoody	—	$30,000
Thomas M. Garrott, III	—	$30,000
Benjamin S. Goldstein	—	$30,000
Simon B. Rich, Jr.	—	$30,000
Sherwood M. Smith, Jr.	—	$30,000
Executive Group	—	—
Non-Executive Director Group	—	$150,000
Non-Executive Officer Employee Group	—	—

(1)	The number of options and/or restricted stock that would have been awarded to officers, including employee directors, during 2007 had the Amended and Restated Plan been in effect at that time is not determinable because our Board has absolute discretion in making such grants under the Amended and Restated Plan. The number of shares of restricted stock that would have been awarded to non-employee directors during 2007 is also not determinable because the SEC must grant specific relief for our Board to issue restricted stock to our non-employee directors, and we do not know the amount of restricted stock the SEC would have permitted our Board to grant at that time.

(2)	The number of options that will be granted to our employees, including executive officers, is not determinable as our Board has absolute discretion in making such grants. Options will not be granted to non-employee directors under the Amended and Restated Plan unless prior exemptive relief has been received from the SEC

(3)	The number of shares granted to each non-employee director will be the equivalent of $30,000 worth of shares taken at the market value at the close of the exchange on the grant date.

(4)	The number of options and/or restricted stock that will be granted to our employees, including executive officers, is not determinable as our Board has absolute discretion in making such grants.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides information regarding our equity compensation plans as of December 31, 2007:

Number of securities remaining
		Weighted-average exercise	available for future issuance
	Number of securities to be issued	price of outstanding	under equity compensation plans
	upon exercise of outstanding	options, warrants and	(excluding securities reflected in
Plan Category	options, warrants and rights (a)	rights (b)	column (a)) (c)
Equity compensation plans approved by security holders(1)	—	—	900,000
Equity compensation plans not approved by security holders	—	—	—

Total	—	—	900,000

(1)	The Triangle Capital Corporation 2007 Equity Incentive Plan, or the Original Plan, was initially approved by our sole stockholder. Our Board of Directors approved the Original Plan’s amendment and restatement (the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan, or the Amended and Restated Plan) on February 6, 2008; however, the Amended and Restated Plan has not yet been approved by our stockholders. The 900,000 shares available under the Original Plan will, if approved, be available under the Amended and Restated Plan.
U.S. Federal Income Tax Consequences
          No taxable income is recognized by a recipient of a restricted stock award upon the grant of such award. However, a recipient of a restricted stock award under the Amended and Restated Plan will incur taxable income based on the fair market value of the Company’s common stock (minus amounts paid by the recipient for the stock, if any) when the forfeiture provisions on his or her award, or any portion thereof, lapse. Such taxable income will generally be recognized as ordinary income. Upon sale or disposition of the previously restricted common stock, the recipient may incur additional taxes on the capital gain equal to the difference between the sales price and the recipient’s tax basis.
          The recipient may elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year he or she receives the restricted stock award the fair market value of such award on the date of issuance. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the forfeiture provisions lapse.

PROPOSAL 3
APPROVAL TO SELL SHARES OF COMMON STOCK BELOW NET ASSET VALUE
          The Company is a closed-end investment company that has elected to be treated as a business development company, or BDC, under the 1940 Act. The 1940 Act prohibits the Company from selling shares of its common stock at a price below the current net asset value per share of such stock, with certain exceptions. One such exception would permit the Company to sell shares of its common stock during the next year at a price below the Company’s then current net asset value per share if its stockholders approve such a sale and the Company’s directors make certain determinations. Pursuant to this provision, the Company is seeking the approval of its common stockholders so that it may, in one or more public or private offerings of its common stock, sell shares of its common stock at a price below its then current net asset value per share, subject to certain conditions discussed below. If approved, the authorization would be effective for a period expiring on the earlier of the anniversary of the date of this Annual Meeting and the date of the Company’s 2009 Annual Meeting of Stockholders, which is expected to be held in May 2009.
          Generally, equity securities sold in public securities offerings are priced based on market prices, rather than net asset value per share. The Company is seeking the approval of a majority of its common stockholders of record to offer and sell shares of its common stock at prices that, net of underwriting discount or commissions, may be less than net asset value so as to permit the flexibility in pricing that market conditions generally require.
Reasons to Offer Common Stock Below Net Asset Value.
          The Company believes that market conditions will continue to provide attractive opportunities to deploy capital. Over the past several months, U.S. credit markets, including middle market lending, have experienced significant turbulence spurred in large part by the sub-prime residential mortgage crisis and concerns generally about the state of the U.S. economy. This has led to significant stock price volatility for capital providers such as the Company and has made access to capital more challenging for many firms, particularly those (unlike the Company) who have relied heavily on secured lending facilities. However, the change in market conditions also has had beneficial effects for capital providers, including more reasonable pricing of risk and more appropriate contractual terms. Accordingly, for firms that continue to have access to capital, the current environment should provide investment opportunities on more favorable terms than have been available in recent periods. The Company’s ability to take advantage of these opportunities is dependent upon its access to equity capital.
          As a BDC and a RIC for tax purposes, the Company is dependent on its ability to raise capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to achieve pass-through tax treatment, which prevents the Company from using those earnings to support new investments. Further, BDCs must maintain a debt to equity ratio of less than 1:1, which requires the Company to finance its investments with at least as much equity as debt in the aggregate. The Company maintains sources of liquidity through a portfolio of liquid assets and other means but generally attempts to remain close to fully invested and does not hold substantial cash for the purpose of making new investments. Therefore, to continue to build the Company’s investment portfolio, and thereby support maintenance and growth of the Company’s dividends, the Company endeavors to maintain consistent access to capital through the public and private equity markets enabling it to take advantage of investment opportunities as they arise.
          Although the Company’s common stock has had a limited trading history, it has traded both at a premium and at a discount in relation to its net asset value. The following table lists the high and low sales prices for our common stock, and the sales price as a percentage of net asset value. On March 3, 2008, the last reported closing sale price of our common stock was $11.52 per share.

				Premium of High	Discount of Low
		Sales Price		Sales Price to Net	Sales Price to Net
	Net Asset Value(1)	High	Low	Asset Value(2)	Asset Value(2)
Year ended December 31, 2007
February 15, 2007 to March 31, 2007(3)	$13.57	$16.00	$13.45	118%	99%
Second Quarter	$13.75	$15.79	$13.58	115%	99%
Third Quarter	$13.99	$14.99	$11.95	107%	85%
Fourth Quarter	$13.74	$14.50	$10.75	106%	78%

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low closing sales price divided by net asset value.

(3)	Our stock began trading on the Nasdaq Global Market on February 15, 2007.
          The unprecedented nature of the current credit market dislocation and uncertainty surrounding the U.S. economy has led to significant stock market volatility, particularly with respect to the stock of financial services companies. During times of increased price volatility, the Company’s common stock may periodically trade below its net asset value, which is not uncommon for BDCs like the Company. As noted above, however, the current market dislocation has created, and we believe will continue to create, favorable opportunities to invest, including opportunities that, all else being equal, may increase net asset value over the longer-term, even if financed with the issuance of common stock below net asset value. The Company expects that it will be periodically presented with attractive opportunities that require the Company to make an investment commitment quickly. Because the Company generally attempts to remain fully invested and it does not intend to maintain cash for the purpose of making these investments, the Company may be unable to capitalize on investment opportunities presented to it unless it is able to quickly raise capital. Stockholder approval of the proposal to sell shares below net asset value subject to the conditions detailed below will provide the Company with the flexibility to invest in such opportunities.
          The Board of Directors believes that having the flexibility to issue its common stock below net asset value in certain instances is in the best interests of stockholders. If the Company were unable to access the capital markets as attractive investment opportunities arise, the Company’s ability to grow over time and continue to pay steady or increasing dividends to stockholders could be adversely affected. It could also have the effect of forcing the Company to sell assets that the Company would not otherwise sell, and such sales could occur at times that are disadvantageous to sell.
Conditions to Sales Below Net Asset Value
          If this proposal is approved, the Company does not anticipate selling its common stock below its net asset value unless it has identified attractive near term investment opportunities that the Company reasonably believes will lead to a long-term increase in net asset value. In determining whether or not to sell additional shares of the Company’s common stock at a price below the net asset value per share, the Board of Directors will have duties to act in the best interests of the Company and its stockholders. Further, to the extent the Company issues shares of its common stock below net asset value in a publicly registered transaction, the Company’s market capitalization and the amount of its publicly tradable common stock will increase, thus affording all common stockholders greater liquidity.
          If this proposal is approved, the Company will only sell shares of its common stock at a price below net asset value per share if the following conditions are met:
•	a majority of the Company’s directors who have no financial interest in the sale and a majority of such directors who are not interested persons of the Company have determined that any such sale would be in the best interests of the Company and its stockholders; and

•	a majority of the Company’s directors who have no financial interest in the sale and a majority of such directors who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.
Key Stockholder Considerations
          Before voting on this proposal or giving proxies with regard to this matter, common stockholders should consider the potentially dilutive effect of the issuance of shares of the Company’s common stock at less than net asset value per share on the net asset value per outstanding share of common stock. Any sale of common stock at a price below net asset value would result in an immediate dilution to existing common stockholders. Since under this proposal shares of the Company’s common stock could be issued at a price that is substantially below the net asset value per share, the dilution could be substantial. This dilution would include reduction in the net asset value per shares as a result of the issuance of shares at a price below the net asset value per share and a proportionately greater decrease in a stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance. The Board of Directors of the Company will consider the potential dilutive affect of the issuance of shares at a price below the net asset value per share when considering whether to authorize any such issuance. The 1940 Act establishes a connection between common share sale price and net asset value because, when stock is sold at a sale price below net asset value per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer.
Required Vote
          Approval of this proposal requires the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the meeting which are not held by affiliated persons of the Company.
          For purposes of this proposal, the 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) 50% of the outstanding voting securities of such company, whichever is the less. Abstentions and broker non-votes will have the effect of a vote against this proposal.
The Board of Directors recommends a vote “FOR” the proposal to authorize the Company to sell shares of its common stock during the next year at a price below the Company’s then current net asset value per share.
PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          The audit committee of the Board of Directors has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008, and the Board of Directors has further directed that management should submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. If the stockholders ratify the selection of Ernst & Young LLP as our independent registered public accounting firm, Ernst & Young LLP also will serve as the independent registered public accounting firm for all of our wholly-owned subsidiaries.
          Ernst & Young LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in us or our wholly-owned subsidiaries. It is expected that a representative of Ernst & Young LLP will be present at the meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.
          Stockholder ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm is not required by our bylaws or other governing documents. However, the Board is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate governance.

However, the audit committee is not bound by a vote either for or against the proposal. The audit committee will consider a vote against the firm by the stockholders in selecting our independent registered public accounting firm in the future. Even if the stockholders do ratify the appointment, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interest of Triangle and our stockholders.
On behalf of the audit committee, the Board recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.
Independent Registered Public Accounting Firm’s Fees
          We have paid or expect to pay the following fees to Ernst & Young LLP for work performed in 2007 and 2006 or attributable to the audit of our 2007 and 2006 financial statements:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2007	December 31, 2006
Audit Services	$	$605,000
Audit Related Services	$	—
Tax Services	$	—
Other Services	$	—

TOTAL FEES:	$	$605,000
          Audit Services. Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.
          Audit Related Services. Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.
          Tax Services. Tax fees include corporate and subsidiary compliance and consulting.
          Other Services. Fees for other services would include fees for products and services other than the services reported above.
Pre-Approval Policies and Procedures
          The audit committee has established, and our Board of Directors has approved, a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by Ernst & Young LLP, the Company’s independent registered accounting firm. The policy requires that the audit committee pre-approve the audit and non-audit services performed by the independent registered accounting firm in order to assure that the provision of such service does not impair the firm’s independence. However, our audit committee did not formally adopt this pre-approval policy until [________] [___], 2008. Prior to [________] [___], 2008, our audit committee specifically reviewed and approved Ernst & Young LLP’s services between February 21, 2007 and December 31, 2007. Prior to the Company’s initial public offering, the Company did not have an audit committee, and our sole stockholder approved all services of Ernst & Young LLP.
          Since adoption of the Company’s pre-approval policy, any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the audit committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the audit committee. However, the audit committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management.
AUDIT COMMITTEE REPORT
          The audit committee of the Board of Directors of Triangle Capital Corporation operates under a written charter adopted by the Board of Directors, which is available on our website at the following URL: http://ir.tcap.com/governance.cfm. The audit committee is currently comprised of are Messrs. Garrott, Goldstein and Rich.
          Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The audit committee’s responsibility is to monitor and oversee these processes. The audit committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.
Review with Management
          The audit committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the audit committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.
Review and Discussion with Independent Registered Accounting Firm
          The audit committee has discussed with Ernst & Young LLP matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The audit committee received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with Ernst & Young LLP its independence and the compatibility of non-audit services with the firm’s independence. The audit committee also reviewed the requirements and the Company’s implementation of Section 404 of the Sarbanes-Oxley Act of 2002 including the Public Company Accounting Oversight Board’s Auditing Standard No. 2 regarding the audit of internal controls over financial reporting.
Conclusion
          Based on the audit committee’s discussion with management and the Company’s independent registered public accounting firm, the audit committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the audit committee, the audit committee recommends that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission. The audit committee also appoints Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2008, subject to ratification of such appointment by the stockholders of the Company.
The Audit Committee
Benjamin S. Goldstein, Chair
Thomas M. Garrott, III
Simon B. Rich, Jr.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transactions Policy and Procedure

          The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain related persons of the Company. As a BDC, the Company is prohibited by the 1940 Act from participating in transactions with any persons affiliated with the BDC, including, officers, directors, and employees of the BDC and any person controlling or under common control with the BDC, or the Affiliates, absent a Commission exemptive order.
          In the ordinary course of business, the Company enters into transactions with portfolio companies that may be considered related party transactions. In order to ensure that the Company does not engage in any prohibited transactions with any persons affiliated with Company, the Company has implemented the following procedures:
•	The Company’s chief executive officer and chief financial officer prepare a list of persons who would be considered related persons under the 1940 Act. This list is prepared no less frequently than quarterly. The Company’s chief compliance officer reviews the list of affiliated persons. This list is then presented to the Board of Directors at each board meeting.

•	Each director and executive officer completes a questionnaire each year indicating whether the director or executive officer has any relationship with the Company from which he or she may directly or indirectly derive any monetary gain.

•	The Board of Directors reviews any proposed transaction between the Company and any of its affiliated persons. Such affiliated transactions may not be executed unless approved by a majority of the Company’s directors who are neither interested persons of the Company nor have a financial interest in the transaction, on the basis that (i) the transaction’s terms are reasonable and fair to the Company’s shareholders, (ii) the transaction is consistent with the interests of the Company’s shareholders and the Company’s policies and (iii) the background of the transaction and the findings and basis for the Board of Directors’ approval is recorded and preserved in the minutes of the Company.

•	The Company’s chief compliance officer reviews all affiliated transactions before they occur and makes a recommendation to the Board of Directors regarding whether the transactions comply with all applicable rules and regulations. The chief compliance officer also reviews the Board’s minutes to ensure that any approval by the Board of an affiliated transaction is made in accordance with the Company’s related party transaction policies and procedures.

•	The Company’s chief compliance officer reviews all affiliated transactions after they occur to verify that they comply with the proposed terms and all applicable regulations. The chief compliance officer will notify the Board should any affiliated transaction occur without proper approval or with terms different than those approved. The Board has the discretion to reverse the transaction or require the affiliated party to reimburse any detriment suffered by the Company as a result of the related party transaction.
          In addition, the Company’s Code of Ethics and Business Conduct, which is approved by the Board of Directors and acknowledged in writing by all employees, requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the Code of Ethics and Business Conduct, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer. The nominating and corporate governance committee is charged with monitoring and making recommendations to the Board of Directors regarding policies and practices relating to corporate governance. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the Board of Directors.
Certain Transactions With or Involving Related Persons
          Effective concurrently with the closing of our initial public offering, Triangle Mezzanine LLC, the general partner of Triangle Mezzanine Fund LLLP, merged into a wholly owned subsidiary of Triangle Capital Corporation.

A substantial majority of the ownership interests of Triangle Mezzanine LLC were owned by Garland S. Tucker, III, Brent P.W. Burgess, Steven C. Lilly, Tarlton H. Long and David F. Parker. As a result of such merger, Messrs. Tucker, Burgess, Lilly, Long and Parker collectively received shares of our common stock valued at approximately $6.7 million.
          Prior to the closing of our initial public offering, certain employees (Messrs. Tucker, Long and Parker) collectively owned approximately 67% of Triangle Capital Partners, LLC, an entity which provided management and advisory services to Triangle Mezzanine Fund LLLP pursuant to a management services agreement dated as of February 3, 2003. Under the terms of that management services agreement, Triangle Capital Partners, LLC received $0.2 million in management fees from Triangle Mezzanine Fund LLLP during the fiscal year ended December 31, 2007. This agreement was terminated upon the closing of our initial public offering.
          For additional information regarding the amount of common stock owned by members of management, see “Security Ownership of Certain Beneficial Owners and Management.”
OTHER BUSINESS
          The Board of Directors knows of no other business to be presented for action at the meeting. If any matters do come before the meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the meeting. The submission of a proposal does not guarantee its inclusion in our proxy statement or presentation at the meeting unless certain securities law requirements are met.
          You are cordially invited to attend the Annual Meeting of stockholders in person. Whether or not you plan to attend the meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By order of the Board of Directors Steven C. Lilly Corporate Secretary
Raleigh, North Carolina
March [___], 2008

Annex A
TRIANGLE CAPITAL CORPORATION
AMENDED AND RESTATED
2007 EQUITY INCENTIVE PLAN
Section 1. Purposes.
          1.1. Generally. This plan shall be known as the “Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan” (the “Plan”). The purpose of the Plan is to promote the interests of Triangle Capital Corporation, a Maryland corporation (the “Company”), its Affiliates (as defined herein) and its stockholders by (i) attracting and retaining key officers, employees, and directors of, the Company and its Affiliates; (ii) motivating such individuals by means of individual performance-related incentives to achieve long-range performance goals; (iii) encouraging ownership of stock in the Company by such individuals; and (iv) linking their compensation to the long-term interests of the Company and its stockholders. With respect to any awards granted under the Plan that are intended to comply with the requirements of “performance-based compensation” under Section 162(m) of the Code, the Plan shall be interpreted in a manner consistent with such requirements.
          1.2. Amendment and Restatement. This Plan amends and restates the Triangle Capital Corporation 2007 Equity Incentive Plan adopted February 13, 2007 (the “Prior Plan”) in its entirety. All Awards (as defined below) granted subsequent to the date of this Plan’s adoption by the Company’s stockholders shall be subject to the terms of this Plan.
Section 2. Definitions.
          As used in the Plan, the following terms shall have the meanings set forth below:
          (a) “1940 Act” means the Investment Company Act of 1940, as amended.
          (b) “Affiliate” shall mean any wholly-owned consolidated subsidiary of the Company.
          (c) “Award” shall mean any Option or Restricted Share Award granted under the Plan, whether singly, in combination or in tandem, to a Participant by the Board pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Board may establish or which are required by applicable legal requirements.
          (d) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.
          (e) “Board” shall mean the Board of Directors of the Company.
          (f) “Cause” shall mean, unless otherwise defined in the applicable Award Agreement, (i) the engaging by the Participant in willful misconduct that is injurious to the Company or its Affiliates, or (ii) the embezzlement or misappropriation of funds or property of the Company or its Affiliates by the Participant. For purposes of this paragraph, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company. Any determination of Cause for purposes of the Plan or any Award shall be made by the Board in its sole discretion. Any such determination shall be final and binding on a Participant.
          (g) “Change in Control” shall mean, unless otherwise defined in the applicable Award Agreement, any of the following events:
     (i) any person or entity, including a “group” as defined in Section 13(d)(3) of the Exchange Act, other than the Company or an Affiliate thereof or any employee benefit plan of the Company or any of its Affiliates, becomes the beneficial owner of the Company’s securities having 35% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business);
     (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor company or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transaction are held in the aggregate by the holders of the Company’s securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction;
     (iii) during any period of two (2) consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s stockholders, of each Director of the Company first elected during such period was approved by a vote of at least two-thirds (2/3rds) of the Directors of the Company then still in office who were (i) Directors of the Company at the beginning of any such period, and (ii) not initially (a) appointed or elected to office as result of either an actual or threatened election and/or proxy contest by or on behalf of a Person other than the Board, or (b) designated by a Person who has entered into an agreement with the Company to effect a transaction described in (i) or (ii) above or (iv) or (v) below;
     (iv) a complete liquidation or dissolution of the Company; or
     (v) the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to an Affiliate).
          (h) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
          (i) “Committee” shall mean a committee of two or more members of the Board appointed by the Board in accordance with Section 3.3.
          (j) “Covered Officer” shall mean at any date (i) any individual who, with respect to the previous taxable year of the Company, was a “covered employee” of the Company within the meaning of Section 162(m); provided, however, that the term “Covered Officer” shall not include any such individual who is designated by the Board, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected not to be such a “covered employee” with respect to the current taxable year of the Company and (ii) any individual who is designated by the Board, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a “covered employee” with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Award will be paid or vested.
          (k) “Director” shall mean a member of the Board.
          (l) “Disability” shall mean, unless otherwise defined in the applicable Award Agreement, a disability that would qualify as a total and permanent disability under the Company’s then current long-term disability plan.
          (m) “Employee” shall mean an officer or employee of the Company or of any Affiliate.
          (n) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
          (o) “Fair Market Value” with respect to the Shares, shall mean, for purposes of a grant of an Award as of any date, (i) the closing sales price of the Shares on the Nasdaq stock market, or any other such exchange on which the shares are traded, on such date, or in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported or (ii) in the event there is no public market for the

Shares on such date, the fair market value as determined, in good faith, by the Board in its sole discretion (which, for purposes of Section 6.2, will in no event will be less than the net asset value of such Shares on such date, as determined in accordance with the 1940 Act and the rules thereunder), and for purposes of a sale of a Share as of any date, the actual sales price on that date.
          (p) “Incentive Stock Option” shall mean an option to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.
          (q) “Non-Qualified Stock Option” shall mean an option to purchase Shares from the Company that is granted under Sections 6 or 9 of the Plan and is not intended to be an Incentive Stock Option.
          (r) “Non-Employee Director” shall mean a Director who is not an officer or employee of the Company.
          (s) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.
          (t) “Option Price” shall mean the purchase price payable to purchase one Share upon the exercise of an Option.
          (u) “Participant” shall mean any Employee or Director.
          (v) “Performance Award” shall mean any Award granted under Section 8 of the Plan.
          (w) “Person” shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.
          (x) “Restricted Share” or “Restricted Share Award” shall mean any Share granted under Sections 7 or 9 of the Plan.
          (y) “Retirement” shall mean, unless otherwise defined in the applicable Award Agreement, retirement of a Participant from the employ or service of the Company or any of its Affiliates in accordance with the terms of the applicable Company retirement plan or, if a Participant is not covered by any such plan, retirement on or after such Participant’s 65th birthday.
          (z) “SEC” shall mean the Securities and Exchange Commission or any successor thereto.
          (aa) “Section 16” shall mean Section 16 of the Exchange Act and the rules promulgated thereunder and any successor provision thereto as in effect from time to time.
          (bb) “Section 162(m)” shall mean Section 162(m) of the Code and the regulations promulgated thereunder and any successor provision thereto as in effect from time to time.
          (cc) “Shares” shall mean shares of the common stock, $0.001 par value, of the Company.
          (dd) “Substitute Awards” shall mean Awards granted solely in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.
Section 3. Administration.
          3.1. Administration by the Board. The Board shall administer the Plan unless and until it delegates administration to a Committee, as provided in Section 3.3 hereof.

          3.2. Powers of the Board. The Board shall have the power, subject to the express provisions of the Plan and applicable law:
          (a) To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted and documented; what type or combination of types of Awards shall be granted; the provision of each Award granted, including the time or times when a Participant shall be permitted to exercise an Award; and the number of Shares with respect to which an Award shall be granted to each such Participant. Notwithstanding the foregoing powers of the Board, any grants of Awards to Non-Employee Directors under the Plan shall be automatic and shall not be changed without SEC approval, and the issuance of any Award to an Employee will be approved by the required majority, as defined in Section 57(o) of the 1940 Act, of the Company’s directors on the basis that such issuance is in the best interests of the Company and its stockholders.
          (b) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award documentation, in such manner and to such extent as it shall deem necessary or expedient to make the Plan fully effective.
          (c) To amend the Plan or an Award as provided in Section 13.
          (d) To terminate or suspend the Plan as provided in Section 13.
          (e) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.
          3.3. Delegation to Committee. The Board may delegate administration of the Plan to a Committee or Committees of three (3) or more members of the Board, and the term “Committee” shall apply to any persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board, other than the Board reference at the end of this sentence and Board references in the last sentence of this Section 3.3 shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.
          3.4. Effects of Board’s Decision. Determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.
Section 4. Shares Available For Awards.
          4.1. Shares Available. Subject to the provisions of Section 4.5 hereof, the stock to be subject to Awards under the Plan shall be the Shares of the Company and the maximum number of Shares with respect to which Awards may be granted under the Plan shall be 900,000. If, after the effective date of the Plan, any Shares covered by an Award granted under this Plan, or to which such an Award relates, are forfeited, or if such an Award is settled for cash or otherwise terminates, expires unexercised or is canceled or settled without the delivery of Shares or with the delivery of a reduced number of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, reduction, forfeiture, termination, expiration or cancellation, shall again become Shares with respect to which Awards may be granted. In the event that any Award granted hereunder is exercised through the delivery of Shares or in the event that withholding tax liabilities arising from such Award are satisfied by the withholding of Shares by the Company, the number of Shares available for Awards under the Plan shall be increased by the number of Shares so surrendered or withheld.
          4.2. Limits on Grants of Individual Awards.

          (a) No individual Participant shall be granted Options under the Plan in any calendar year that relate to more than 100,000 Shares.
          (b) No individual Participant shall be granted Awards under the Plan relating to more than 25% of the Shares reserved for issuance.
          4.3. Limits on Grants of Restricted Shares. The combined maximum amount of Restricted Shares that may be issued under the Plan will be 10% of the outstanding Shares on the Effective Date (as defined in Section 15.1 below) plus 10% of the number of Shares issued or delivered by the Company (other than pursuant to compensation plans) during the term of the Plan.
          4.4. Limits on Number of Awards. The amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any Restricted Shares issued pursuant to the Plan, at the time of issuance shall not exceed 25% of the outstanding voting securities of the Company, except that if the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options, and rights issued to the Company’s directors, officers, and employees, together with any Restricted Shares issued pursuant to the Plan, would exceed 15% of the outstanding voting securities of the Company, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights, together with any Restricted Shares issued pursuant to the Plan, at the time of issuance shall not exceed 20% of the outstanding voting securities of the Company.
          4.5. Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares, then the Board shall in an equitable and proportionate manner (and, as applicable, in such manner as is consistent with Sections 422 and 409A of the Code and the regulations thereunder and with Section 162(m)) either: (i) adjust any or all of (1) the aggregate number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan; (2) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards under the Plan, provided that the number of shares subject to any Award shall always be a whole number; (3) the grant or exercise price with respect to any Award under the Plan (but only provided that the SEC has issued an exemptive order or the SEC’s staff has provided written confirmation allowing the Company to do so); and (4) the limits on the number of Shares that may be granted to Participants under the Plan in any calendar year; (ii) provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) make provision for a cash payment to the holder of an outstanding Award.
          4.6. Substitute Awards. Any Shares issued by the Company as Substitute Awards in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the Shares available for Awards under the Plan.
          4.7. Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of issued Shares which have been reacquired by the Company.
          4.8. No Grants in Contravention of 1940 Act. No Award may be granted under the Plan if the grant of such Award would cause the Company to violate Section 61(a)(3) of the Act, and, if otherwise approved for grant, shall be void and of no effect. The grants of Awards under the Plan to Non-Employee Directors shall be automatic and shall not be changed without SEC approval.
Section 5. Eligibility.
          Any Employee or Director shall be eligible to be designated a Participant; provided, however, that Non-Employee Directors shall only be eligible to receive Awards granted consistent with Section 9.

Section 6. Stock Options.
          6.1. Grant. The Board shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares subject to each Award, the exercise price (subject to Section 6.2 below) and the conditions and limitations applicable to the exercise of each Option. The Board shall have the authority to grant Incentive Stock Options, and to grant Non-Qualified Stock Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. A person who has been granted an Option under this Plan may be granted additional Options under the Plan if the Board shall so determine; provided, however, that to the extent the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Shares with respect to which all Incentive Stock Options are exercisable for the first time by an Employee during any calendar year (under all plans described in of Section 422(d) of the Code of the Employee’s employer corporation and its parent and Affiliates) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.
          6.2. Price. The Board in its sole discretion shall establish the Option Price at the time each Option is granted. Except in the case of Substitute Awards, the Option Price of an Option may not be less than one hundred percent (100%) of the Fair Market Value of the Shares with respect to which the Option is granted on the date of grant of such Option. Once established, the Option Price of any Option may not be changed absent an exemptive order from the SEC or written confirmation from its staff allowing the Company to do so.
          6.3. Term. Subject to the Board’s authority under Section 3.2 and the provisions of Section 6.5, each Option and all rights and obligations thereunder shall expire on the date determined by the Board and specified in the Award Agreement. The Board shall be under no duty to provide terms of like duration for Options granted under the Plan. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of ten (10) years from the date such Option was granted.
          6.4. Exercise.
          (a) Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Board shall have full and complete authority to determine, subject to Section 6.5 herein, whether an Option will be exercisable in full at any time or from time to time during the term of the Option, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the Option as the Board may determine.
          (b) The Board may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal, state or foreign securities laws or the Code, as it may deem necessary or advisable. The exercise of any Option granted hereunder shall be effective only at such time as the sale of Shares pursuant to such exercise will not violate any state or federal securities or other laws.
          (c) An Option may be exercised in whole or in part at any time, with respect to whole Shares only, within the period permitted thereunder for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option, delivered to the Company at its principal office, and payment in full to the Company at the direction of the Board of the amount of the Option Price for the number of Shares with respect to which the Option is then being exercised.
          (d) Payment of the Option Price shall be made in cash or cash equivalents, or, at the discretion of the Board, (i) by transfer, either actually or by attestation, to the Company of Shares that have been held by the Participant for at least six (6) months (or such lesser period as may be permitted by the Board), valued at the Fair Market Value of such Shares on the date of exercise (or next succeeding trading date, if the date of exercise is not a trading date), together with any applicable withholding taxes, such transfer to be upon such terms and conditions as determined by the Board, or (ii) by a combination of such cash (or cash equivalents) and such Shares; provided, however, that the optionee shall not be entitled to tender Shares pursuant to successive, substantially simultaneous exercises of an Option or any other stock option of the Company. Subject to applicable securities laws, an Option may also be exercised by delivering a notice of exercise of the Option and simultaneously selling the Shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the Option Price, together with any applicable withholding taxes. Until the optionee has been issued the Shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such Shares.
          6.5. Ten Percent Stock Rule. Notwithstanding any other provisions in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan, the optionee or rights holder owns directly or indirectly (within the meaning of Section 424(d) of the Code) Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company or its parent or Affiliate corporations (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee or rights holder pursuant to the Plan shall satisfy the requirement of Section 422(c)(5) of the Code, and the Option Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Shares of the Company, and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.
Section 7. Restricted Shares.
          7.1. Grant.
          (a) Subject to the provisions of the Plan and other applicable legal requirements, the Board shall have sole and complete authority to determine the Participants to whom Restricted Shares shall be granted, the number of Restricted Shares to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Shares may be forfeited to the Company, and the other terms and conditions of such Awards. The Restricted Share Awards shall be evidenced by Award Agreements in such form as the Board shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Board that are consistent with the terms of the Plan.
          (b) Each Restricted Share Award made under the Plan shall be for such number of Shares as shall be determined by the Board and set forth in the Award Agreement containing the terms of such Restricted Share Award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Board so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the Shares covered by the Restricted Share Award. The Award Agreement may also, in the discretion of the Board, set forth performance or other conditions that will subject the Shares to forfeiture and transfer restrictions. The Board may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Restricted Share Awards.
          (c) Notwithstanding Sections 7.1(a) and 7.1(b) hereof, any grants of Restricted Shares to Non-Employee Directors under the Plan shall be automatic and shall not be changed without SEC approval.
          7.2. Delivery of Shares and Transfer Restrictions. At the time of a Restricted Share Award, a certificate representing the number of Shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Board, in its discretion, may determine. The applicable Award Agreement will specify whether a grantee has the right to receive dividends with respect to the Restricted Shares prior to the lapsing of transfer restrictions. Unless otherwise provided in the applicable Award Agreement, the grantee shall have all other rights of a stockholder with respect to the Restricted Shares, including the right to vote such Shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the Award Agreement with respect to such Shares; (ii) none of the Shares may be transferred except for disposition by gift, will or the laws of descent and distribution during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Board at or after grant, all of the Shares shall be forfeited and all rights of the grantee to such Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Shares were granted and unless any other restrictive conditions relating to the Restricted Share Award are met. Unless otherwise provided in the applicable Award Agreement, any Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Shares subject to Restricted Share Awards shall be subject to the same restrictions, terms and conditions as such restricted Shares.
          7.3. Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the Restricted Share Award are met, or at such earlier time as otherwise determined by the Board, all restrictions set forth in the Award Agreement relating to the Restricted Share Award or in the Plan shall lapse as to the restricted Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restricted stock legend, shall be delivered to the Participant or the Participant’s beneficiary or estate, as the case may be.
Section 8. Performance Awards.
          8.1. Grant. The Board shall have sole and complete authority to determine the Employees who shall receive a Performance Award, which shall consist of a right that is (i) denominated in cash or Shares (including but not limited to Restricted Shares), (ii) valued, as determined by the Board, in accordance with the achievement of such Employees’ individual performance goals during such performance periods as the Board shall establish, and (iii) payable at such time and in such form as the Board shall determine.
          8.2. Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Board shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and may amend specific provisions of the Performance Award; provided, however, that such amendment may not adversely affect existing Performance Awards made within a performance period commencing prior to implementation of the amendment.
          8.3. Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with the procedures established by the Board, on a deferred basis. Termination of employment prior to the end of any performance period, other than for reasons of death or Disability, will result in the forfeiture of the Performance Award, and no payments will be made. An employee’s rights to any Performance Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of in any manner, except by will or the laws of descent and distribution, and/or except as the Board may determine at or after grant.
Section 9. Non-Employee Director Awards.
          9.1. Each Non-Employee Director shall receive a grant of Restricted Shares at the beginning of each one-year term of service on the Board, for which forfeiture restrictions will lapse at the end of that year. The number of Restricted Shares granted to each Non-Employee Director shall be the equivalent of $30,000 worth of Shares based on the market value at the close of the Nasdaq stock market on the date of grant. Notwithstanding the foregoing, and subject to Sections 9.2 and 9.3 below, the Board may provide that all or a portion of a Non-Employee Director’s annual retainer, meeting fees and/or other awards or compensation as determined by the Board, be payable (either automatically or at the election of a Non-Employee Director) in the form of Non-Qualified Stock Options, Restricted Shares or unrestricted Shares; provided, however, that the Company has received an order from the SEC that permits such Award. The Board shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Non-Employee Director’s service as a member of the Board, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan and applicable law.
          9.2. Subject to applicable legal requirements and Section 9.3 below, the Board may also grant Awards to Non-Employee Directors pursuant to the terms of the Plan, including any Award described in Sections 6 or 7 above.

          9.3. Any grants of Awards to Non-Employee Directors under the Plan shall be automatic and shall not be changed without SEC approval.
Section 10. Provisions Applicable To Covered Officers And Performance Awards.
          10.1. Notwithstanding anything in the Plan to the contrary, unless the Board determines that a Performance Award to be granted to a Covered Officer should not qualify as “performance-based compensation” for purposes of Section 162(m), Performance Awards granted to Covered Officers shall be subject to the terms and provisions of this Section 10. Accordingly, unless otherwise determined by the Board, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Board discretion to increase the amount of compensation otherwise payable to a Covered Officer in connection with any such Award upon the attainment of the performance criteria established by the Board.
          10.2. With respect to any Covered Officer, the maximum annual number of Shares in respect of which all Performance Awards may be granted under Section 8 of the Plan is 100,000 and the maximum amount of all Performance Awards that are settled in cash and that may be granted under Section 8 of the Plan in any year is $1,000,000.
          10.3. To the extent necessary to comply with Section 162(m), with respect to grants of Performance Awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m) of the Code), the Board shall, in writing, (1) select the individual performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Board shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable Award Agreement, the Board shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Board may deem relevant in its sole discretion to the assessment of individual performance for the performance period.
Section 11. Termination Of Employment.
          The Board shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon a termination of employment with the Company and Affiliates, including a termination by the Company with or without Cause, by a Participant voluntarily, or by reason of death, Disability or Retirement, and may provide such terms and conditions in the Award Agreement or in such rules and regulations as it may prescribe.
Section 12. Change In Control.
          The Board may specify in the applicable Award Agreement at or after grant, or otherwise by resolution prior to a Change in Control, that all or a portion of the outstanding Awards shall vest, become immediately exercisable or payable and have all restrictions lifted upon a Change in Control.
Section 13. Amendment And Termination.
          13.1. Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement.
          13.2. Amendments to Awards. Subject to the restrictions of Section 6.2 above and Section 13.5 below, the Board may waive any conditions or rights under, amend any terms of or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.
          13.3. Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Board is hereby authorized to make equitable and proportionate adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (and shall make such adjustments for events described in Section 4.5 hereof) affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles.
          13.4. Section 409A Compliance. No Award (or modification thereof) shall provide for deferral of compensation that does not comply with Section 409A of the Code unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if one or more of the payments or benefits received or to be received by a Participant pursuant to an Award would cause the Participant to incur any additional tax or interest under Section 409A of the Code, the Board may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code.
          13.5. Exercise Price of Awards. Once established, the exercise price of an Award shall not be changed absent an exemptive order from the SEC or written confirmation from its staff that the Company may do so.
Section 14. General Provisions.
          14.1. Limited Transferability of Awards. Except as otherwise provided in the Plan, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by gift, will or the laws of descent and distribution. In addition, no transfer or disposition of an Award shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the gift affidavit, will and/or such other evidence as the Board may deem necessary or appropriate to establish the validity of the transfer.
          14.2. Dividends. In the sole and complete discretion of the Board, an Award may provide the Participant with dividends, payable in cash, Shares, other securities or other property on a current or deferred basis. All dividends which are not paid currently may, at the Board’s discretion, accrue interest, be reinvested into additional Shares, or, in the case of dividends credited in connection with Performance Awards, be credited as additional Performance Awards and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award. The total number of Shares available for grant under Section 4 shall not be reduced to reflect any dividends that are reinvested into additional Shares or credited as Performance Awards.
          14.3. No Rights to Awards. No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each Participant.
          14.4. Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the Plan or the rules, regulations and other requirements of the SEC or any state securities commission or regulatory authority, any stock exchange or other market upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
          14.5. Withholding. A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan, or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding or other tax-related obligations in respect of an Award, its exercise or any other transaction involving an Award, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Board may provide for additional cash payments to holders of Options to defray or offset any tax arising from the grant, vesting, exercise or payment of any Award.
          14.6. Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and may specify the terms and conditions of the Award and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Plan shall prevail. The Board shall, subject to applicable law, determine the date an Award is deemed to be granted. The Board or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement’s or document’s effectiveness that such agreement or document be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.
          14.7. No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options or Restricted Shares.
          14.8. No Right to Employment. The grant of an Award shall not be construed as giving an Employee the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss an Employee from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in an Award Agreement.
          14.9. No Rights as Stockholder. Subject to the provisions of the Plan and the applicable Award Agreement, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until such person has become a holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Shares hereunder, the applicable Award Agreement shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Shares.
          14.10. Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Maryland without giving effect to conflicts of laws principles.
          14.11. Severability. If any provision of the Plan or any Award is, or becomes, or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
          14.12. Other Laws. The Board may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Exchange Act Section 16(b), and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.
          14.13. No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
          14.14. No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Board shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
          14.15. Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
          14.16. 1940 Act. No provision of this Plan shall contravene any portion of the 1940 Act, and in the event of any conflict between the provisions of the Plan or any Award and the 1940 Act, the applicable section of the 1940 Act shall control and all Awards under the Plan shall be so modified. All Participants holding such modified Awards shall be notified of the changes to their Awards and such change shall be binding on such Participant.
Section 15. Term Of The Plan.
          15.1. Effective Date. The Plan shall become effective upon approval by the stockholders of the Company and the Board; provided, however, that the Plan shall not be effective with respect to any Award to a Non-Employee Director or any award of Restricted Shares unless the Company has received an order from the SEC that permits such Award.
          15.2. Expiration Date. No new Awards shall be granted under the Plan after the tenth anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth anniversary of the Effective Date.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
TRIANGLE CAPITAL CORPORATION FOR ANNUAL MEETING OF STOCKHOLDERS
May 7, 2008
          The undersigned stockholder of Triangle Capital Corporation (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Garland S. Tucker, III and Steven C. Lilly, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 7, 2008, at 9:00 a.m. Eastern Time at 3600 Glenwood Avenue, Raleigh, North Carolina 27612, and at any adjournment thereof, as indicated on this proxy.
THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted “FOR” Proposals 1 and 4 and in the discretion of the proxies with respect to matters described in Proposal 5.
          Please sign and date this proxy on the reverse side and return it in the enclosed envelope.
(CONTINUED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS
TRIANGLE CAPITAL CORPORATION
May 7, 2008
ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Triangle Capital Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Triangle Capital Corporation, c/o The Altman Group, Inc., Attn: Charlotte Brown, 1275 Valleybrook Avenue, Lyndhurst, New Jersey 0707.
PLEASE DATE, SIGN AND MAIL YOUR
PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE!
Please Detach and Mail in the Envelope Provided
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4

1. The election of the following eight persons (except as marked to the contrary) as Directors who will serve as directors of Triangle Capital Corporation until the 2009 Annual Meeting, or until their successors are elected and qualified.
Nominees: Garland S. Tucker, III Brent P.W. Burgess Thomas M. Garrott, III Simon B. Rich, Jr.	Steven C. Lilly W. McComb Dunwoody Benjamin S. Goldstein Sherwood M. Smith, Jr.	FOR ☐	WITHHOLD AUTHORITY ☐	FOR ALL EXCEPT ☐

INSTRUCTIONS: To withhold authority to vote for any individual, mark, “For All Except” and write the nominee’s name(s) on the line below.
		FOR	AGAINST	ABSTAIN
2. To approve the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan.		☐	☐	☐

3. To approve a proposal to authorize flexibility for the Company, pursuant to approval of its Board of Directors, to sell shares of its common stock during the next year at a price below the Company’s then current net asset value per share		☐	☐	☐

4. The ratification of the selection of the independent registered public accounting firm of Ernst & Young LLP as independent auditors for Triangle Capital Corporation for the fiscal year ending December 31, 2008.		☐	☐	☐

5. To vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.		☐	☐	☐
THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted “FOR” Proposals 1 and 4 and in the discretion of the proxies with respect to matters described in Proposal 5.
IMPORTANT: Please sign exactly as your name appears on this proxy. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE	DATE	SIGNATURE IF HELD JOINTLY	DATE